                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
               PROXY STATEMENT PURSUANT TO  SECTION 14(A) OF THE
        SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.                 )

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Check the appropriate box:

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                                                Rule 14a-6(e)(2))
/x/   Definitive Proxy Statement

/ /   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                                Stagecoach Inc.
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                (Name of Registrant as Specified in Its Charter)

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(1)   Title of each class of securities to which transaction applies:

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(3)   Per unit price or other underlying value of transaction computed pursuant
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(3)   Filing Party:

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(4)   Date Filed:

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


                                PROXY STATEMENT

                                NOVEMBER 2, 1995



                                STAGECOACH INC.
                               111 CENTER STREET
                          LITTLE ROCK, ARKANSAS 72201



INTRODUCTION


             This Proxy Statement is being furnished to shareholders of the following funds (each, a "Fund" and collectively, the "Funds") of Stagecoach Inc. (the "Company"): the Asset Allocation, Bond Index, S&P 500 Stock, U.S. Treasury Allocation, Growth Stock, Short-Intermediate Term and Money Market Funds. The Proxy Statement is being furnished in connection with the solicitation of proxies by the Company's Board of Directors to be used at a Special Meeting of Shareholders (the "Special Meeting"), and any adjournments thereof, of the Funds to be held on Tuesday, December 5, 1995 beginning at 11:00 a.m. (Central time) at the Company's principal executive office, 111 Center Street, Little Rock, Arkansas 72201. Your proxy is being solicited for the purposes set forth below and in the accompanying Notice of Special Meeting.



             Shareholders of record of each Fund at the close of business on October 11, 1995 (the "Record Date") are entitled to notice of and to vote at the Special Meeting and any adjournment(s) thereof. Each Fund share outstanding as of the Record Date is entitled to a single vote. As of the Record Date each Fund had the number of shares outstanding listed on Appendix A attached hereto. This Proxy Statement and the Proxy Ballot are first being mailed to shareholders on or about November 2, 1995. The Company will furnish, without charge, a copy of its annual report and most recent semi-annual report upon request directed to the Company at its principal executive office or by calling the Company at 1-800-222-8222.



        The Funds (other than the Money Market Fund) are "feeder" funds in a master/feeder structure whereby each Fund invests all of its assets in a corresponding portfolio (a "Master Portfolio") of Master Investment Portfolio ("MIP") or Managed Series Investment Trust ("MSIT") that has the same investment objective as the Fund. The Asset Allocation, Bond Index, S&P 500 Stock and U.S. Treasury Allocation Funds (collectively, the "Structured Funds") invest substantially all of their assets in the Asset Allocation, Bond Index, S&P 500 Index and the U.S. Treasury Allocation Master Portfolios (collectively, the "Structured Master Portfolios"), respectively, of MIP. The Growth Stock Fund and Short-Intermediate Term Fund (collectively, the "Actively Managed Funds") invest substantially all of their assets in the Growth Stock Master Portfolio and the Short-Intermediate Term Master Portfolio (collectively, the "Actively Managed Master Portfolios"), respectively, of MSIT. Pursuant to certain pass-through voting procedures adopted by the Structured Funds and the Actively Managed Funds, the Company will vote each Fund's interests in the corresponding Master Portfolios on matters presented at the Special Meeting relating to such Master Portfolio in proportion to the votes it received from the shareholders of the Fund. The Money Market Fund is not part of a "master/feeder" structure and shareholders of the Money Market Fund will vote directly on the matters presented at the Special Meeting.



             At the Special Meeting, the shareholders of each Fund will be asked to consider and approve the proposals (each, a "Proposal" and together, the "Proposals") discussed below.

             The following table sets forth the Proposals which shareholders of each Fund will be asked to vote upon.




                               Proposal  Proposal  Proposal  Proposal  Proposal
             Fund                  1        2A        2B        3A        3B
--------------------------------------------------------------------------------
1. Structured Funds
     Asset Allocation              X
     Bond Index                    X
     S&P 500 Stock                 X
     U.S. Treasury Allocation      X

2. Actively Managed Funds
     Growth Stock                           X         X
     Short-Intermediate Term                X         X

Money Market Fund                                               X         X



             Proposal 1     The shareholders of each Structured Fund are being
                            asked to authorize the Company to vote each Fund's interests in the corresponding Master Portfolio of MIP to approve a new Investment Advisory Contract between MIP, on behalf of such Master Portfolio and BZW Global Investors, as adviser.



             Proposal 2A    The shareholders of each Actively Managed Fund are
                            being asked to authorize the Company to vote each Fund's interests in the corresponding Master
                            Portfolio of MSIT to approve a new Investment
                            Advisory Contract between MSIT, on behalf of such Master Portfolio, and BZW Global Investors, as adviser.



             Proposal 2B    The shareholders of each Actively Managed Fund are
                            being asked to authorize the Company to vote each Fund's interests in the corresponding Master
                            Portfolio of MSIT to approve a new Sub-Advisory
                            Contract among MSIT, on behalf of such Master
                            Portfolio, BZW Global Investors, as adviser, and
                            Wells Fargo Bank, N.A. ("Wells Fargo Bank"), as sub-adviser.



             Proposal 3A    The shareholders of the Money Market Fund are being
                            asked to approve a new Investment Advisory Contract between the Company, on behalf of the Fund, and BZW
                            Global Investors, as adviser.



             Proposal 3B    The shareholders of the Money Market Fund are being
                            asked to approve a new Sub-Advisory Contract among the Company, on behalf of the Fund, BZW Global
                            Investors, as adviser, and Wells Fargo Bank, as sub-adviser.





             Approval of each Proposal is contingent upon both shareholder approval and the completion of the transactions contemplated by an agreement pursuant to which (i) Wells Fargo Bank, The Nikko Securities Co., Ltd. ("Nikko") and certain of their affiliates (collectively, the "Sellers") have agreed to sell Wells Fargo Nikko Investment Advisors ("WFNIA") to Barclays Bank PLC or certain of its affiliates (collectively, "Barclays") and (ii) Wells Fargo Bank has agreed to sell its 401(K) MasterWorks Division (the "MasterWorks Division") to Barclays (collectively, the "Sale"). Barclays has indicated that it intends to reorganize WFNIA into an entity that will be named "BZW Global Investors." In connection with the sale of WFNIA and the MasterWorks Division, the Board of Directors of the Company has approved the appointment of BZW Global Investors as investment adviser to each Master Portfolio and the Money Market Fund and the termination of the existing advisory agreements with Wells Fargo Bank. The Board of Directors has also approved the appointment of Wells Fargo Bank as sub-adviser to the Actively Managed Master Portfolios and the Money Market Fund. Also in connection with the Sale, the Board of Trustees of MIP and MSIT have each approved the appointment of BZW Global Investors as investment adviser to their respective Master Portfolios and the Board of Trustees of MSIT has approved the appointment of Wells Fargo Bank as sub-adviser to the Actively Managed Master Portfolios.


             If, by the time scheduled for the Special Meeting, a quorum is not present or if a quorum is present but sufficient votes in favor of any of the Proposals are not received, the persons named as Proxy Agents may propose one or more adjournment(s) of the Special Meeting to permit further solicitation of proxies. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned.


             Action on each Proposal will be determined separately for each Fund. If one or more of the Funds vote against any Proposal, the Company's Board of Directors will consider what action to take, including whether to retain the current advisory arrangements for such Funds. The Company will vote each Fund's interests in the corresponding Master Portfolio in the manner authorized by that Fund's shareholders on the accompanying Proxy Ballot.


             All information contained in these proxy materials related to Barclays and BZW Global Investors has been supplied by Barclays. The Company accepts no responsibility for such information.

BACKGROUND


             The Company, an open-end management investment company consisting of fourteen separate series, including the Funds, was incorporated as a Maryland corporation on October 15, 1992. Each Fund, with the exception of the Money Market Fund, operates as part of a "master/feeder" structure whereby the Fund invests all of its assets in a corresponding Master Portfolio of either MIP or MSIT, each of which is also an open-end management investment company. Wells Fargo Bank currently serves as investment adviser to each Master Portfolio and the Money Market Fund pursuant to various advisory agreements (the "Current Advisory Contracts"). Wells Fargo Bank, a wholly owned subsidiary of Wells Fargo & Company, was founded in 1852 and is one of the largest banks in the United States. WFNIA currently serves as the sub-adviser to the Structured Master Portfolios pursuant to a Sub-Investment Advisory Agreement among MIP, on behalf of the Structured Master Portfolios, Wells Fargo Bank, as adviser, and WFNIA (the "Current Sub-Advisory Contract"). The Actively Managed Master Portfolios and the Money Market Fund are not currently sub-advised. A subsidiary of Wells Fargo Bank and a subsidiary of Nikko each presently owns a fifty percent general partnership interest in WFNIA, a California general partnership.



             On June 21, 1995, the Sellers entered into a Purchase and Assumption Agreement (as amended the "Selling Agreement"), providing for the sale of their interest in WFNIA to Barclays and the sale by Wells Fargo Bank of the MasterWorks Division to Barclays. The consummation of the Sale, with the Transactions related thereto, is tentatively scheduled to occur on or about December 31, 1995.



             The Company's Board of Directors has approved the termination of the Current Advisory Contracts for each Master Portfolio and the Money Market Fund and has approved their replacement with new investment advisory contracts (the "Proposed Advisory Contracts") appointing BZW Global Investors as investment adviser to each Master Portfolio and the Money Market Fund, in each case conditioned upon consummation of the Sale. As more fully described below, the Board of Directors of the Company believes that WFNIA has provided valuable services as sub-adviser to the Structured Master Portfolios and believes that BZW Global Investors (as the successor to WFNIA and WFNIA's business operations) should continue to provide valuable services as investment adviser to each Master Portfolio and the Money Market Fund. Therefore, the Board of Directors recommends that the shareholders of each Fund vote to approve the Proposed Advisory Contracts.



             In accordance with the Investment Company Act of 1940 (the "1940 Act") the Current Sub-Advisory Contract for the Structured Master Portfolios terminates automatically in the event of an assignment, which includes a change in control of WFNIA. As discussed above, the Company's Board of Directors has approved the Proposed Advisory Contract appointing BZW Global Investors (WFNIA's successor in interest) as investment adviser to the Structured Master Portfolios. Since BZW Global Investors would perform the sub-advisory services previously performed by WFNIA under the Current Sub-Advisory Contracts, as well as the advisory services previously performed by Wells Fargo Bank under the Current Advisory Contracts, the Board of Directors is not proposing a new sub-advisory contract for the Structured Master Portfolios.



             The Board of Directors has also approved entering into new sub-advisory contracts (the "Proposed Sub-Advisory Contracts") with Wells Fargo Bank pursuant to which Wells Fargo Bank would act as sub-adviser to the Actively Managed Master Portfolios and the Money Market Fund. The approval of the Proposed Sub-Advisory Contracts is also conditioned upon consummation of the Sale. The Actively Managed Master Portfolios and the Money Market Fund are currently advised by Wells Fargo Bank and do not have a sub-adviser. The Board of Directors of the Company believes that Wells Fargo Bank has provided valuable portfolio-management services as the current investment adviser to each Actively Managed Master Portfolio and the Money Market Fund and further believes that Wells Fargo Bank would continue to provide valuable portfolio-management services as sub-adviser to the Actively Managed Master Portfolios and the Money Market Fund. Therefore, the Board of Directors recommends that shareholders of the Actively Managed Funds and the Money Market Fund vote to approve the Proposed Sub-Advisory Contracts.


             Barclays is one of the oldest and largest banking and financial services institutions in the world, with $264 billion in total assets as of June 30, 1995. Barclays has indicated that it intends to reorganize WFNIA into one of WFNIA's current partners, which would be renamed BZW Global Investors. As used throughout these materials, "BZW Global Investors" refers to BZW Global Investors or any other entity that succeeds to the business and operations of WFNIA simultaneously with the consummation of the Sale or, if there is no such successor, to WFNIA itself (after the Sale). Barclays has advised the Company's Board of Directors that BZW Global Investors intends to continue WFNIA's operation with the current management, investment professionals, and resources essentially intact and that BZW Global Investors will be able to perform the investment advisory services it would be obligated to perform under the Proposed Advisory Contracts, subject to its delegation to Wells Fargo Bank of the obligation to perform certain of those services with respect to the Actively Managed Master Portfolios and the Money Market Fund.



             Barclays has agreed in the Selling Agreement to pay to Wells Fargo Bank and Nikko, together with its affiliated Sellers, approximately $443 million, subject to various adjustments, for the acquisition of WFNIA and the MasterWorks Division and, subject to certain continuity conditions, to make monthly payments to Wells Fargo Bank together with its affiliated Sellers, at the annual rate of 0.15% of the aggregate value of the interests held by retail shareholders of Stagecoach Trust in the LifePath master portfolios of MIP. In the Selling Agreement, the Sellers affiliated with Wells Fargo Bank agreed, among other things, to use their best efforts to obtain the investment advisory approvals that are being sought in this Proxy Statement.



             The consummation of the Sale is subject to a number of conditions set forth in the Selling Agreement, which include, among other things: (i) the receipt of various regulatory approvals, (ii) confirmation that the representations and warranties contained in the Selling Agreement are true and correct, (iii) the absence of litigation seeking to restrain the acquisition or seeking substantial damages in connection therewith and (iv) the receipt of various legal opinions.



             The Sellers affiliated with Wells Fargo Bank and Barclays have agreed to use their best efforts to meet the requirements for the exemption offered by Section 15(f) of the 1940 Act to an investment adviser that receives "any amount or benefit" in connection with the sale of interests that constitutes a "change in control" of the adviser, provided they will not be required to do so to the extent that the Securities and Exchange Commission issues an exemptive order relative to Section 15(f) with respect to the Sale. The exemption under Section 15(f) is available provided that two conditions are satisfied: (1) for a three-year period following the transaction, the Company maintains a Board of Directors at least 75% of whose members are not "interested persons" of the Sellers, Barclays or WFNIA, and (2) no "unfair burden" is imposed on the Company as a result of the transaction. As defined in the 1940 Act, the term "unfair burden" includes any arrangement during the two year period after the transaction whereby the adviser (or predecessor or successor adviser), or any interested person of such adviser, receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services) or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than fees for bona fide brokerage and principal underwriting services). No such compensation arrangements are contemplated under the Selling Agreement. Barclays and Wells Fargo Bank have agreed, for at least two years following consummation of the Sale, not to take or recommend any act that would constitute an unfair burden on the Funds.

BOARD APPROVAL


             At a meeting held on October 10, 1995, the Company's Board of Directors and the Boards of Trustees of MIP and MSIT considered and approved the termination of the Current Advisory Contracts with Wells Fargo Bank and considered and approved the Proposed Advisory Contracts appointing BZW Global Investors as investment adviser to each Master Portfolio. On the same date, the Company's Board of Directors and MSIT's Board of Trustees considered and approved the Proposed Sub-Advisory Contracts with Wells Fargo Bank for each of the Actively Managed Master Portfolios and the Company's Board of Directors also considered and approved the Proposed Advisory Contract and the Proposed Sub-Advisory Contract for the Money Market Fund. The approvals were conditioned upon shareholder approval of the Proposals and consummation of the Sale.



             In approving the termination of the Current Advisory Contracts and the adoption of the Proposed Advisory Contracts and recommending the approval of the Proposed Advisory Contracts to the applicable shareholders/ interestholders of each Fund/Master Portfolio, the Directors and the Trustees considered, among other things, the following: (i) the terms of the Proposed Advisory Contracts, including the level of fees; (ii) the general capabilities of BZW Global Investors and the ability of BZW Global Investors to serve each Master Portfolio and the Money Market Fund as investment adviser after the Sale; (iii) the depth and investment experience of the portfolio management staff of WFNIA, including those persons who would be involved with the daily management of each Master Portfolio and the Money Market Fund by BZW Global Investors; (iv) the continued employment by BZW Global Investors of investment professionals who previously were employed by WFNIA and, with respect to the Asset Allocation and U.S. Treasury Allocation Master Portfolios, the continued use by BZW Global Investors of the computer-based allocation models presently used to manage such Master Portfolios; and (v) written materials and in-person presentations by Barclays and Wells Fargo Bank.



             In addition, the Board also noted that Wells Fargo Bank had previously served competently as the principal investment adviser to each Master Portfolio and the Money Market Fund and has considerable experience managing other actively managed funds.

             In approving the Proposed Sub-Advisory Contracts and recommending the approval of the Proposed Sub-Advisory Contracts to the applicable shareholders/interestholders of the Actively Managed Funds, the Money Market Fund, and the Actively Managed Master Portfolios, the Company's Directors and MSIT's Trustees considered, among other things, the following: (i) the terms of the Proposed Sub-Advisory Contracts, including the level of fees; (ii) the general capabilities of Wells Fargo Bank and the ability of Wells Fargo Bank to serve the Actively Managed Master Portfolios and the Money Market Fund as sub-adviser after the Sale; (iii) the depth and investment experience of the portfolio management staff of Wells Fargo Bank, including those persons who would be involved in the daily management of each Actively Managed Master Portfolio and the Money Market Fund; (iv) the general capabilities of BZW Global Investors and the ability of BZW Global Investors, as investment adviser, to oversee the activities of Wells Fargo Bank as sub-adviser;
and (v) written materials and in-person presentations by Barclays and Wells Fargo Bank.



             In approving the Proposed Advisory Contracts and the Proposed Sub-Advisory Contracts, the Board noted that Barclays and its affiliates, including BZW Asset Management ("BZWAM"), have considerable experience in managing fund assets and had approximately $35 billion in quantitative fund assets under management, out of approximately $86 billion of total assets under management as of June 30, 1995. In addition, BZWAM is part of the BZW Division of Barclays which offers a full range of investment banking, capital markets and asset management services. Therefore, through BZW Global Investors' relationship with Barclays and BZWAM, the Board believes that there would be significant financial expertise potentially available to each Structured Master Portfolio. The Board also noted Barclays' stated commitment to the financial services industry and long-term goal of maintaining a position as a fund manager in the United States.

             In approving the Proposed Advisory Contracts and the Proposed Sub-Advisory Contracts, the Board noted that, due to the acquisition by Barclays of the MasterWorks Division, Barclays will have a strong business interest in the development and operation of the Company, MIP and MSIT upon consummation of the Sale. Currently, a substantial majority of the assets invested in the Company's Funds and, therefore, indirectly in MIP and MSIT, are attributable to clients of the MasterWorks Division. As the proposed new owner of the MasterWorks Division, Barclays has sought approval of the Company's Board of Directors and MIP's and MSIT's respective Boards of Trustees of an arrangement whereby BZW Global Investors, WFNIA's successor, would serve as the primary adviser to each Actively Managed Master Portfolio and the Money Market Fund. As noted above, the Boards approved this proposal on October 10, 1995.





             If any of the Proposed Advisory Contracts or Proposed Sub-Advisory Contracts is not approved by a Fund's Shareholders and the Sale is nevertheless consummated, the Board will determine the appropriate actions to be taken with respect to such Fund's advisory arrangements at that time. If the Sale is not consummated, the Current Advisory and Sub-Advisory Contracts will remain in place.



                                 PROPOSAL 1


             AUTHORIZE THE COMPANY TO VOTE YOUR FUND'S INTERESTS
             IN THE CORRESPONDING STRUCTURED MASTER PORTFOLIO OF
                   MIP TO APPROVE A NEW INVESTMENT ADVISORY
                     CONTRACT FOR SUCH STRUCTURED MASTER
                                  PORTFOLIO


             In connection with and conditioned upon the Sale, the Company's Board of Directors and MIP's Board of Trustees each approved the engagement of BZW Global Investors as the investment adviser to each of the Structured Master Portfolios pursuant to separate Investment Advisory Contracts (the "Proposed MIP Advisory Contracts") between MIP, on behalf of each Structured Master Portfolio, and BZW Global Investors, as adviser. Shareholders of the Structured Funds are hereby asked to authorize the Company to vote each Fund's interests in the corresponding Master Portfolio of MIP in favor of the Proposed MIP Advisory Contracts.1 The summary below of the Proposed MIP Advisory Contracts is qualified in its entirety by reference to the form of MIP Investment Advisory Contract which appears as Appendix F to this Proxy Statement.

COMPARISON OF PROPOSED MIP ADVISORY CONTRACTS WITH CURRENT MIP ADVISORY
CONTRACT

             Currently, Wells Fargo Bank serves as investment adviser to each Structured Master Portfolio pursuant to an Investment Advisory Agreement dated February 25, 1994 (the "Current MIP Advisory Contract"). The Current MIP Advisory Contract was last reapproved by the Company's Board of Directors at its February 1, 1995 Board meeting. The Current MIP Advisory Contract was last submitted to a vote of each Structured Fund's shareholders on January 11, 1994, at which time the shareholders of each Fund voted to approve the Contract in connection with the reorganization of the Funds into a "master/feeder" structure. The Proposed MIP Advisory Contracts were approved by the Company's Board of Directors, including a majority of the Directors who are not parties to the Proposed MIP Advisory Contracts or interested persons of any such parties, at a meeting of the Board of Directors on October 10, 1995. MIP's Board of Trustees approved the Proposed MIP Advisory Contracts on the same



__________________________________


(1) The "Structured Funds" are the Asset Allocation, Bond Index, S&P 500 Stock and U.S. Government Allocation Funds of the Company. The "Structured Master Portfolios" are the Asset Allocation, Bond Index, S&P 500 Index and U.S. Government Allocation Master Portfolios of MIP.

date. This approval was made contingent on shareholder approval of the Proposed MIP Advisory Contracts and on consummation of the Sale.


             Under the Current MIP Advisory Contract, Wells Fargo Bank, subject to the overall supervision of the Board of Trustees of MIP, performs certain advisory services for each Structured Master Portfolio. These services include investing and reinvesting the assets of each Structured Master Portfolio in accordance with such Master Portfolio's investment objectives, policies and restrictions. Wells Fargo Bank provides guidance and policy direction in connection with the daily portfolio management of each Master Portfolio and furnishes periodic reports to MIP on the investment activity and performance of each Master Portfolio. Pursuant to a Sub-Investment Advisory Agreement dated February 25, 1994 among MIP, on behalf of the Structured Master Portfolios, Wells Fargo Bank, as adviser, and WFNIA, as sub-adviser (the "Current MIP Sub-Advisory Contract"), WFNIA provides sub-advisory services to each Structured Master Portfolio. In this regard, WFNIA, subject to the overall supervision of Wells Fargo Bank and MIP's Board of Trustees, provides investment advisory assistance and the day-to-day management of each Structured Master Portfolio's assets. WFNIA also is responsible for furnishing to Wells Fargo Bank periodic reports on the investment activity and performance of each Master Portfolio and, with respect to the Asset Allocation and U.S. Treasury Allocation Master Portfolios, for implementing and monitoring the performance of any computer-based investment model employed with respect to such Master Portfolios. Wells Fargo Bank is responsible for supervising and monitoring the performance of WFNIA as sub-adviser.



             The Funds converted to a "master/feeder" structure on May 26, 1994. For its services as investment adviser after conversion and pursuant to the current MIP Advisory Contract, Wells Fargo Bank is entitled to receive from each Structured Master Portfolio a monthly fee at the annual rate of 0.35%, 0.08%, 0.05% and 0.30% of the average daily value of the net assets of the Asset Allocation, Bond Index, S&P 500 Index and U.S. Treasury Allocation Master Portfolios, respectively. Prior to the conversion to master/feeder structure, Wells Fargo Bank provided advisory services directly to each Fund. For its services as investment adviser to each Fund prior to conversion, Wells Fargo Bank was entitled to receive from each Structured Fund a monthly fee at the annual rate of 0.65%, 0.17%, 0.04% and 0.75% of the average daily value of the net assets of the Asset Allocation, Bond Index, S&P 500 Index and U.S. Treasury Allocation Funds, respectively. For its services as investment adviser to the Funds and Master Portfolios during the fiscal year ended February 28, 1995, Wells Fargo Bank actually received a combined amount equal to 0.41%, 0.04%, 0.05% and 0.38% of the average daily value of the net assets of the Asset Allocation, Bond Index, S&P 500 Stock and U.S. Treasury Allocation Funds, respectively. The combined amounts reflect the combined fees paid by each Fund and Master Portfolio and, in the case of the Bond Index and S&P 500 Stock
Funds, reflect certain waivers and/or reimbursements of advisory fees by Wells Fargo Bank. There is no guarantee that such waivers and reimbursements will continue. Wells Fargo Bank presently pays WFNIA a monthly fee at the annual rate of 0.20%, 0.07%, 0.04% and 0.15% of the average daily value of the net assets of the Asset Allocation, Bond Index, S&P 500 Index and U.S. Treasury Allocation Master Portfolios, respectively, as compensation for its services as sub-adviser.



             The following tables set forth the aggregate dollar amount of advisory and sub-advisory fees paid to Wells Fargo Bank by each Structured Fund and each Structured Master Portfolio and the aggregate dollar amount of advisory fees paid by Wells Fargo Bank to WFNIA for the fiscal year ended February 28, 1995.

                     Advisory Fees Paid to Wells Fargo Bank


                               3/1/94                    5/26/94                      Fiscal Year
                                 to                         to                           Ended
                             5/25/94 (1)                2/28/95(2)                     2/28/95(3)
                                     Fees                         Fees                             Total Fees
                         Fees      Waived/            Fees      Waived/           Total             Waived/
  FUND                   Paid     Reimbursed         Paid      Reimbursed        Fees Paid         Reimbursed
  ----                   ----     ----------         ----      ----------        ---------         ----------
  Asset Allocation    $329,064     $    0          $666,053     $      0          $995,117          $     0

  Bond Index               0         6,449           34,581         8,713           34,581            15,162

  S&P 500 Stock         33,202          0           138,830        17,864          172,032            17,864

  U.S. Treasury         82,068          0           128,994            0           211,062                0
     Allocation

(1) Indicates amounts paid by each Fund to, and amounts waived/reimbursed by, Wells Fargo Bank during the indicated period prior to the master/feeder conversion.

(2) Indicates each Fund's pro rata portion of amounts paid by each Master Portfolio to, and amounts waived/reimbursed by, Wells Fargo Bank during the indicated period after the master/feeder conversion.

(3) Indicates total amounts paid and waived/reimbursed for the fiscal year ended 2/28/95, on a combined basis.

             Sub-Advisory Fees Paid by Wells Fargo Bank to WFNIA


                               3/1/94                         5/26/94                   Fiscal Year
                                  to                            to                         Ended
                              5/25/94 (1)                    2/28/95(2)                 2/28/95(3)
                                         Fees                         Fees                         Total Fees
                          Fees          Waived/          Fees        Waived/         Total           Waived/
  FUND                    Paid        Reimbursed        Paid       Reimbursed      Fees Paid       Reimbursed
  ----                    ----        ----------        ----       ----------      ---------       ----------
  Asset Allocation       $86,119        $    0         $375,907      $      0        $462,026        $      0
  Bond Index               1,264             0           39,197             0          40,461               0
  S&P 500 Stock           13,586             0          117,651             0         131,237               0
  U.S. Treasury           13,257             0           64,439             0          77,696               0
     Allocation


(1) Indicates amounts paid by Wells Fargo Bank to, and amounts waived/reimbursed by, WFNIA for sub-advisory services to each Fund during the indicated period prior to master/feeder conversion.

(2) Indicates amounts paid by Wells Fargo Bank to, and amounts waived/reimbursed by, WFNIA for sub-advisory services to each Master Portfolio during the indicated period after master/feeder conversion.

(3) Indicates total amounts paid and waived/reimbursed for the fiscal year ended 2/28/95, on a combined basis.

             Under the Proposed MIP Advisory Contracts, BZW Global Investors will assume the responsibility to perform all advisory and sub-advisory services currently performed by Wells Fargo Bank and WFNIA under the Current MIP Advisory Contract and Current MIP Sub-Advisory Contract, respectively, and will be entitled to receive the same level of fees as Wells Fargo Bank now receives under the Current MIP Advisory Contract. Under the 1940 Act and pursuant to its terms, the Current MIP Sub-Advisory Contract is deemed to be "assigned" and terminates automatically upon consummation of the Sale. Since BZW Global Investors will perform as investment adviser those services previously performed by WFNIA as sub-adviser, the Board of Directors has approved the termination of the Current MIP Sub-Advisory Contract and has not recommended the retention of a new sub-adviser.



             If approved, each Proposed MIP Advisory Contract will become effective on its execution date and will continue in effect for a period of more than two years thereafter, provided such continuance is specifically approved at least annually by MIP's Board of Trustees or in accordance with certain other procedures (including shareholder vote) set forth in such Contract. Each Proposed MIP Advisory Contract may be terminated by MIP on 60 days' written notice without the payment of any penalty by a vote of a majority of the outstanding voting securities of the corresponding Master Portfolio or by a vote of MIP's Board of Trustees. BZW Global Investors may also terminate each Proposed MIP Advisory Contract upon 60 days' written notice to MIP.


BOARD OF DIRECTORS RECOMMENDATION

             For the reasons discussed above under "Board Approval", MIP's Board of Trustees and the Company's Board of Directors each unanimously voted to replace the Current MIP Advisory Contract with Wells Fargo Bank as investment adviser and to approve the Proposed MIP Advisory Contracts with BZW Global Investors as investment adviser.


THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO AUTHORIZE THE COMPANY TO VOTE YOUR FUND'S INTERESTS IN THE CORRESPONDING STRUCTURED MASTER PORTFOLIO OF MIP TO APPROVE THE PROPOSED MIP ADVISORY CONTRACT FOR SUCH STRUCTURED MASTER PORTFOLIO.



                                  PROPOSAL 2A


          AUTHORIZE THE COMPANY TO VOTE YOUR FUND'S INTERESTS IN THE
          CORRESPONDING ACTIVELY MANAGED MASTER PORTFOLIO OF MSIT TO
         APPROVE A NEW INVESTMENT ADVISORY CONTRACT FOR SUCH ACTIVELY
                           MANAGED MASTER PORTFOLIO



             In connection with and conditioned upon the Sale, the Company's Board of Directors and MSIT's Board of Trustees has approved the engagement of BZW Global Investors as the investment adviser to each of the Actively Managed Master Portfolios pursuant to separate Investment Advisory Contracts (the "Proposed MSIT Advisory Contracts") between MSIT, on behalf of each Actively Managed Master Portfolio, and BZW Global Investors, as adviser. The Shareholders of the Actively Managed Funds are hereby asked to authorize the Company to vote each Fund's interests in the corresponding Master Portfolio of MSIT in favor of the Proposed MSIT Advisory Contracts.(2) The summary below of the Proposed MSIT Advisory Contracts is qualified in its entirety by reference to the form of MSIT Investment Advisory Contract which appears as Appendix F to this Proxy Statement.






__________________________________


(2) The "Actively Managed Funds" are the Growth Stock Fund and the Short-Intermediate Term Fund of the Company. The Actively Managed Master Portfolios are the Growth Stock Master Portfolio and the Short-Intermediate Term Master Portfolio of MSIT.

COMPARISON OF PROPOSED MSIT INVESTMENT ADVISORY CONTRACTS WITH CURRENT MSIT INVESTMENT ADVISORY CONTRACTS

             Currently, Wells Fargo Bank serves as investment adviser to each Actively Managed Master Portfolio pursuant to separate Investment Advisory Agreements dated March 1, 1994 (the "Current MSIT Advisory Contracts"). The Current MSIT Advisory Contracts were last reapproved by the Company's Board of Directors at its February 1, 1995 Board meeting. The Current MSIT Advisory Contracts were last submitted to a vote of the shareholders of each Actively Managed Fund on January 11, 1994, at which time the shareholders of each Fund voted to approve the applicable Contract in connection with the reorganization of the Funds into a "master/feeder" structure. The Proposed MSIT Advisory Contracts were approved by the Company's Board of Directors, including a majority of the Directors who are not parties to the Proposed MSIT Advisory Contracts or interested persons of any such parties, at a meeting of the Board of Directors on October 10, 1995. The Board of Trustees of MSIT approved the Proposed MSIT Advisory Contracts on the same date. The approvals were made contingent on shareholder approval of the Proposed MSIT Advisory Contracts and on completion of the Sale.

             Under the Current MSIT Advisory Contracts, Wells Fargo Bank, subject to the overall supervision of the Board of Trustees of MSIT, performs certain advisory services for each Actively Managed Master Portfolio. These services include investing and reinvesting the assets of each Actively Managed Master Portfolio in accordance with such Master Portfolio's investment objectives, policies and restrictions. Wells Fargo Bank has also provided guidance and policy direction in connection with the daily portfolio management of each Master Portfolio and furnishes periodic reports to MSIT on the investment activity and performance of each Master Portfolio.


             As discussed previously, the Funds converted to a "master/feeder" structure on May 26, 1994. For its services as investment adviser to each Actively Managed Master Portfolio after the conversion and pursuant to the Current MSIT Advisory Contracts, Wells Fargo Bank presently is entitled to receive from each Actively Managed Master Portfolio a monthly fee at the annual rate of 0.60% and 0.45% of the average daily value of the net assets of the Growth Stock and Short-Intermediate Term Master Portfolio, respectively. Prior to the conversion to master/feeder structure, Wells Fargo Bank provided advisory services directly to each actively Managed Fund. For its services as investment adviser to such Funds prior to conversion, Wells Fargo Bank was entitled to receive from each Fund a monthly fee at the annual rate of 0.65% and 0.50% of the average daily value of the net assets of the Growth Stock and Short-Intermediate Term Funds, respectively. For its services as investment adviser during the fiscal year ended February 28, 1995 Wells Fargo Bank actually received a combined amount equal to 0.57% and 0.14% of the average daily value of the net assets of the Growth Stock Fund and the Short-Intermediate Term Fund, respectively. The combined amounts reflect the combined fees paid by each Fund and Master Portfolio and also reflect certain waivers and/or reimbursements of advisory fees by Wells Fargo Bank. There is no guarantee that such waivers and reimbursements will continue.



        The following table sets forth the aggregate dollar amount of advisory of paid to Wells Fargo Bank by each Actively Managed Fund and Actively Managed Master Portfolio and the dollar amount of such fees waived or reimbursed by Wells Fargo Bank for the fiscal year ended February 28, 1995.

                     Advisory Fees Paid to Wells Fargo Bank

                                 3/1/94                       5/26/94                     Fiscal Year
                                    to                           to                          Ended
                                 5/25/94 (1)                  2/28/95(2)                  2/28/95(3)
                                          Fees                         Fees                          Total Fees
                            Fees         Waived/         Fees         Waived/         Total           Waived/
  FUND                      Paid        Reimbursed       Paid        Reimbursed      Fees Paid       Reimbursed
  ----                      ----        ----------       ----        ----------      ---------       ----------
  Growth Stock             $70,792       $     0        $283,463       $16,451         $354,255        $16,451
  Short-Intermediate             0         7,590          10,673        16,510           10,673         24,100
     Term


(1) Indicates amounts paid by each Fund to, and amounts waived/reimbursed by, Wells Fargo Bank during the indicated period prior to master/feeder conversion.

(2) Indicates each Fund's pro rata portion of amounts paid by each Master Portfolio to, and amounts waived/reimbursed by, Wells Fargo Bank during the indicated period after master/feeder conversion.

(3) Indicates total amounts paid and waived/reimbursed for the fiscal year ended 2/28/95, on a combined basis.


             Under the Proposed MSIT Advisory Contracts, BZW Global Investors will agree to assume the responsibility to perform all advisory services presently performed by Wells Fargo Bank under the Current MSIT Advisory Contracts, and will be entitled to the same level of fees as Wells Fargo Bank now receives under the Current MSIT Advisory Contracts. BZW Global Investors, subject to the overall supervision of MSIT's Board of Trustees, will agree to provide guidance and policy direction in connection with the management of the assets of each Actively Managed Master Portfolio and to furnish MSIT's Board of Trustees with periodic reports on each Master Portfolio's investment strategy and performance. Pursuant to certain sub-advisory agreements (the "Proposed MSIT Sub-Advisory Contracts"). Wells Fargo Bank continue to perform essentially the same advisory services which it currently performs as principal investment adviser, but will be subject to the overall supervision of BZW Global Investors and MSIT's Board of Trustees in the performance of its duties. Pursuant to the Proposed MSIT Sub-Advisory Contracts, BZW Global Investors has agreed to pay 0.15% and 0.10% of the average daily net assets of the Growth Stock Master Portfolio and the Short-Intermediate Term Master Portfolio, respectively, to Wells Fargo Bank for its services as sub-adviser. Because the sub-advisory fees are payable by BZW Global Investors and not by each Actively Managed Master Portfolio, the level of aggregate fees payable by each such Master Portfolio for advisory services under the proposed advisory arrangements will not exceed the level of fees presently payable to Wells Fargo Bank under the Current MSIT Advisory Contracts.



             If approved each Proposed MSIT Advisory Contract will become effective on its execution date and will continue in effect for a period of more than two years thereafter provided such continuance is specifically approved at least annually by MSIT's Board of Trustees or in accordance with certain other procedures (including shareholder vote) set forth in such Contract. Each Proposed MSIT Advisory Contract may be terminated by MSIT on 60 days' written notice without the payment of any penalty by a vote of a majority of the outstanding voting securities of MSIT or by a vote of a majority of MSIT's Board of Trustees. BZW Global Investors may also terminate each Proposed MSIT Advisory Contract upon 60 days' written notice to MSIT.

BOARD OF DIRECTORS RECOMMENDATION

             For the reasons discussed under "Board Approval", MSIT's Board of Trustees and the Company's Board of Directors each unanimously voted to replace the Current MSIT Advisory Contracts with Wells Fargo Bank as investment adviser and to approve the Proposed MSIT Advisory Contracts with BZW Global Investors as investment adviser.


             THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO AUTHORIZE THE COMPANY TO VOTE YOUR FUND'S INTERESTS IN THE CORRESPONDING ACTIVELY MANAGED MASTER PORTFOLIO OF MSIT TO APPROVE THE PROPOSED MSIT ADVISORY CONTRACT FOR SUCH ACTIVELY MANAGED MASTER PORTFOLIO.



                                  PROPOSAL 2B


              AUTHORIZE THE COMPANY TO VOTE YOUR FUNDS INTERESTS
               IN THE CORRESPONDING MASTER PORTFOLIO OF MSIT TO
                 APPROVE A NEW SUB-ADVISORY CONTRACT FOR SUCH
                      ACTIVELY MANAGED MASTER PORTFOLIO



             In connection with and conditioned upon the Sale, the Company's Board of Directors and MSIT's Board of Trustees has approved the engagement of Wells Fargo Bank as sub-adviser to each of the Actively Managed Master Portfolios pursuant to the Proposed MSIT Sub-Advisory Contracts among MSIT, on behalf of each actively Managed Master Portfolio, BZW Global Investors, as adviser and Wells Fargo Bank, as sub-adviser. Shareholders of the Actively Managed Funds are hereby asked to authorize the Company to vote each Fund's interests in the corresponding Actively Managed Master Portfolio of MSIT in favor of the Proposed MSIT Sub-Advisory Contracts. The summary below of the Proposed MSIT Sub-Advisory Contracts is qualified in its entirety by reference to the form of MSIT Sub-Advisory Contract which Appears as Exhibit H to this Proxy Statement.


DESCRIPTION OF PROPOSED MSIT SUB-ADVISORY CONTRACTS

             Currently, Wells Fargo Bank serves as investment adviser to each Actively Managed Master Portfolio pursuant to separate Investment Advisory Agreements, each dated March 1, 1994 (the "Current MSIT Advisory Contracts"). The Actively Managed Master Portfolios are not currently sub-advised. The Company's Board of Directors, including a majority of the Directors who are not parties to the proposed Sub-Advisory Contract or interested persons of any such parties, approved the Proposed Sub-Advisory Contracts at a Board of Directors meeting held October 10, 1995. This approval was made contingent on shareholder approval of the Sub-Advisory Contracts and on completion of the Sale.


             Pursuant to each Proposed MSIT Sub-Advisory Contract, Wells Fargo Bank has agreed to perform certain sub-advisory services for each Actively Managed Master Portfolio, subject to the overall supervision of BZW Global Investors and MSIT's Board of Trustees. These services include investing and reinvesting each Actively Managed Master Portfolio's assets in a manner consistent with such Master Portfolio's investment objective, policies and restrictions. Wells Fargo Bank presently performs essentially the same portfolio-management services as investment adviser to each Actively Managed Master Portfolio and none of the Actively Managed Master Portfolios presently retains a sub-adviser.



             Pursuant to the Proposed MSIT Sub-Advisory Contracts, Wells Fargo Bank will continue to provide essentially the same advisory services, but will be subject to the overall supervision and review of BZW Global Investors as investment adviser. Wells Fargo Bank will be entitled to receive from BZW Global Investors an amount equal to 0.15% and 0.10% of the average daily net assets of the Growth Stock Master Series and the Short-Intermediate Term Master Series, respectively, as compensation for its sub-advisory services. Because the sub-advisory fees are payable by BZW Global Investors and not by each Actively Managed Master Portfolio, the level of aggregate fees payable by each such Master Portfolio for advisory services under the proposed advisory arrangements will not exceed the level of fees presently payable to Wells Fargo Bank under the Current MSIT Advisory Contracts.



             If approved, each Proposed MSIT Sub-Advisory Contract will become effective on its execution date and will continue in effect for a period of more than two years thereafter provided such continuance is specifically approved at least annually by MSIT's Board of Trustees or in accordance with certain other procedures (including shareholder vote) set forth in such Contract. Each Proposed Sub-Advisory Contract may be terminated by MSIT on 60 days' written notice without the payment of any penalty, by a vote of a majority of the outstanding voting securities of MSIT or by a vote of a majority of MSIT's Board of Trustees. Wells Fargo Bank may terminate each proposed MSIT Sub-Advisory Contract upon sixty days written notice to MSIT.


BOARD OF DIRECTORS RECOMMENDATION


             For the reasons discussed above under "Board Approval", MSIT's Board of Trustees and the Company's Board of Directors each unanimously voted to approve the Proposed MSIT Sub-Advisory Contracts with Wells Fargo Bank as sub-adviser.



             THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE TO AUTHORIZE THE COMPANY TO VOTE YOUR FUND'S INTERESTS IN THE CORRESPONDING ACTIVELY MANAGED MASTER PORTFOLIO OF MSIT TO APPROVE THE PROPOSED MSIT SUB-ADVISORY CONTRACT FOR SUCH ACTIVELY MANAGED MASTER PORTFOLIO.


                                  PROPOSAL 3A


                 CONSIDER AND APPROVE NEW INVESTMENT ADVISORY
                      CONTRACT FOR THE MONEY MARKET FUND


             In connection with and conditioned upon the Sale, the Board of Directors of the Company has approved the engagement of BZW Global Investors as the adviser to the Money Market Fund pursuant to an Investment Advisory Contract (the "Proposed Money Market Advisory Contract") between the Company, on behalf of the Money Market Fund, and BZW Global Investors, as adviser. Shareholders of the Money Market Fund are asked to authorize the Company to consider and approve the Proposed Money Market Advisory Contract. The summary below of the Proposed Money Market Advisory Contract is qualified in its entirety by reference to the form of Money Market Advisory Contract which appears as Appendix I to this Proxy Statement.

COMPARISON OF PROPOSED MONEY MARKET ADVISORY CONTRACT WITH CURRENT MONEY MARKET ADVISORY CONTRACT

             Currently, Wells Fargo Bank serves as investment adviser to the Money Market Fund pursuant to an Advisory Contract dated April 28, 1993 (the "Current Money Market Advisory Contract"). The Current Money Market Advisory Contract was reapproved by the Company's Board of Directors at its February 1, 1995 Board of Directors meeting. The Current Money Market Advisory Contract was last submitted to a vote of the Money Market Fund's shareholders on April 28, 1993 at which time the shareholders of the Fund voted to approve the Contract.

The Proposed Money Market Advisory Contract was approved by the Company's Board of Directors, including a majority of the Directors who are not parties to the Proposed Money Market Advisory Contract or interested persons of any such parties, at a Board of Directors meeting held on October 10, 1995. This approval was made contingent on shareholder approval of the Proposed Money Market Advisory Contract and on completion of the Sale.


             Under the Current Money Market Advisory Contract, Wells Fargo Bank, subject to the overall supervision of the Company's Board of Directors, performs certain advisory services for the Money Market Fund. These services include investing and reinvesting the Fund's assets in accordance with its investment objectives, policies and restrictions. Wells Fargo Bank also provides guidance and policy direction in connection with the daily portfolio management of the Fund and furnishes periodic reports to the Company's Board of Directors on the Fund's investment activity and performance. For its services as investment adviser, Wells Fargo Bank presently is entitled to receive a monthly fee at the annual rate of 0.35% of the Fund's average daily net assets. For the fiscal year ended February 28, 1995, the Company paid $371,199 in advisory fees to Wells Fargo Bank (an amount equal to 0.35% of the Fund's average daily net assets). Wells Fargo Bank did not waive any advisory fees during this period.



             Pursuant to the Proposed Money Market Advisory Contract, BZW Global Investors will assume the responsibility to perform all advisory services currently performed by Wells Fargo Bank under the Current Money Market Advisory Contract and BZW Global Investors will be entitled to the same level of fees as Wells Fargo Bank now receives under the Current Money Market Advisory Contract. Pursuant to a sub-advisory contract (the "Proposed Money Market Sub-Advisory Contract") Wells Fargo Bank, as sub-adviser, will perform essentially the same advisory services which it currently performs as principal investment adviser, but will be subject to the overall supervision of BZW Global Investors in the performance of its duties. Pursuant to the Proposed Sub-advisory Contract, Wells Fargo Bank is entitled to receive from BZW Global Investors a monthly fee at the annual rate of 0.05% of the Money Market Fund's average daily net assets. Because the sub-advisory fees are payable by BZW Global Investors and not by the Fund, the level of aggregate fees payable by the Fund for advisory services under the proposed advisory arrangements will not exceed the level of fees presently payable to Wells Fargo Bank under the Current Money Market Advisory Contracts.



             If approved, the Proposed Money Market Advisory Contract will become effective on its execution date and will continue in effect for a period of more than two years thereafter provided such continuance is specifically approved at least annually by the Company's Board of Directors or by a vote of a majority of the outstanding shares of the Money Market Fund and, in either case, by a majority of the Directors who are not parties to the Proposed Money Market Advisory Contract or interested persons of any such parties (other than as Directors of the Company). The Proposed Money Market Advisory Contract may be terminated on 60 days' written notice at any time by the Company without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Company's Board of Directors. BZW Global Investors may also terminate the Proposed Money Market Advisory Contract at any time upon 60 days' written notice to the Company.


BOARD OF DIRECTORS RECOMMENDATION

             For the reasons discussed above under "Board Approval", the Company's Board of Directors unanimously voted to replace the Current Money Market Advisory Contract with Wells Fargo Bank as investment adviser with the Proposed Money Market Advisory Contract and to approve the Proposed Money Market Advisory Contract with BZW Global Investors as investment adviser.

             THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU CONSIDER AND APPROVE THE PROPOSED MONEY MARKET ADVISORY CONTRACT.

                                  PROPOSAL 3B

             CONSIDER AND APPROVE NEW SUB-ADVISORY
             CONTRACT FOR THE MONEY MARKET FUND


             In connection with and conditioned upon the Sale, the Board of Directors of the Company has approved the engagement of Wells Fargo Bank, the Fund's current investment adviser, as sub-adviser to the Money Market Fund pursuant to the Proposed Money Market Sub-Advisory Contract among the Company, on behalf of the Fund, BZW Global Investors, as adviser, and Wells Fargo Bank, as sub-adviser. Shareholders of the Money Market Fund are hereby asked to consider and approve the Proposed Money Market Sub-Advisory Contract. The summary below of the Proposed Money Market Sub-Advisory Contract is qualified in its entirety by reference to the form of Money Market Sub-Advisory Contract which appears as Appendix J to this Proxy Statement.


DESCRIPTION OF PROPOSED MONEY MARKET SUB-ADVISORY CONTRACT

             Wells Fargo Bank serves as investment adviser to the Money Market Fund pursuant to the Current Money Market Advisory Contract, dated April 28, 1993. The Money Market Fund is not currently sub-advised. The Proposed Money Market Sub-Advisory Contract was approved by the Company's Board of Directors, including a majority of the Directors who are not parties to the Proposed Money Market Sub-Advisory Contract or interested persons of any such parties, at a meeting held on October 10, 1995. This approval was made contingent on shareholder approval of the Proposed Money Market Sub-Advisory Contract and on completion of the Sale.

             Pursuant to the Proposed Money Market Sub-Advisory Contract, Wells Fargo Bank has agreed to perform certain sub-advisory services for the Fund, subject to the overall supervision of BZW Global Investors, as investment adviser, and the Company's Board of Directors. These services include investing and reinvesting the Fund's assets in a manner consistent with the Fund's investment objective, policies and restrictions. Presently, Wells Fargo Bank, as investment adviser, performs essentially the same services it will perform under the Proposed Money Market Sub-Advisory Contract and the Fund does not retain a sub-adviser.


             Under the Proposed Money Market Sub-Advisory Contract, Wells Fargo Bank will continue to provide these services, but will be subject to the overall supervision and review of BZW Global Investors, as investment adviser. Wells Fargo Bank will be entitled to receive from BZW Global Investors an amount equal to 0.05% of the Fund's average daily net assets as compensation for its sub-advisory services. Because the sub-advisory fees are payable by BZW Global Investors and not by the Fund, the level of aggregate fees payable by the Fund for advisory services under the proposed advisory arrangements will not exceed the level of fees presently payable to Wells Fargo Bank under the Current Money Market Advisory Contracts.



             If approved, the Proposed Money Market Sub-Advisory Contract will become effective on its execution date and will continue in effect for a period of more than two years thereafter provided such continuance is specifically approved at least annually by the Company's Board of Directors, or by a vote of a majority of the Fund's outstanding shares, and in either case by a majority of the Directors who are not parties to the Proposed Money Market Sub-Advisory Contract or interested persons of any such parties (other than as Directors of the Company). The Proposed Money Market Sub-Advisory Contract may be terminated by the Company on 60 days' written notice without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Company's Board of Directors. Wells Fargo Bank may also terminate the Proposed Money Market Sub-Advisory Contract at any time on 60 days' notice to the Company and BZW Global Investors.

BOARD OF DIRECTORS RECOMMENDATION

             For the reasons discussed above under "Board Approval", the Company's Board of Directors unanimously voted to approve the Proposed Sub-Advisory Contract with Wells Fargo Bank as sub-adviser.

             THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU CONSIDER AND APPROVE THE PROPOSED MONEY MARKET SUB-ADVISORY CONTRACT.

                    MISCELLANEOUS

VOTE REQUIRED


             The 1940 Act requires Proposals 1, 2A and 2B to be approved by a majority of each respective Master Portfolio's outstanding voting securities. Approval by a "majority" means approval by the lesser of (i) more than 50% of the Master Portfolio's outstanding voting securities, or (ii) 67% or more of the Master Portfolio's voting securities present at a meeting if the holders of at least 50% of the Master Portfolio's outstanding voting securities are present or represented by proxy. The Company will vote each Structured and Actively Managed Fund's interests in the corresponding Master Portfolio in the manner authorized by that Fund's shareholders.



             The 1940 Act requires Proposals 3A and 3B to be approved by a majority of the Money Market Fund's outstanding voting securities. Approval by a "majority" means approval by the lesser of (i) more than 50% of such Fund's outstanding voting securities, or (ii) 67% or more of such Fund's voting securities preset at a meeting if the holder of at least 50% of the Fund's outstanding voting securities are present or represented by proxy.


             In the event that any of the Proposals are not approved, the Company will review the situation and formulate or consider alternatives to adopting the Proposals.

             INFORMATION REGARDING THE CURRENT ADVISER AND SUB-ADVISER


             Currently, subsidiaries of Wells Fargo Bank and Nikko are 50/50 general partners in WFNIA. One of the two general partners of WFNIA is Wells Fargo Investment Advisors, which is a wholly-owned subsidiary of Wells Fargo Bank, which, in turn, is a wholly-owned subsidiary of Wells Fargo & Company. The address of Wells Fargo Bank and Wells Fargo & Company is 420 Montgomery Street, San Francisco, California 94105. Wells Fargo Investment Advisors' address is 45 Fremont Street, San Francisco, California 94105. The other general partner of WFNIA is The Nikko Building U.S.A., Inc., which is a wholly-owned subsidiary of The Nikko Building Co., Ltd., of which approximately 5% is owned by The Nikko Securities Co., Ltd. and approximately 95% is owned by other entities affiliated with the Nikko Securities Co., Ltd. The address of Nikko is 3-1 Marunouchi, 3-Chome, Chiyoda-Ku, Tokyo 100, Japan. The address of The Nikko Building U.S.A., Inc. and Nikko Building Co., Ltd. is c/o Nikko, 3-1 Marunouchi, 3-Chome, Chiyoda-Ku, Tokyo 100, Japan. If the Sale is completed, WFNIA will become a wholly-owned subsidiary of Barclays or one of its affiliates.



             Appendix B includes information related to the principal executive officers of WFNIA which is located at 45 Fremont Street, San Francisco, California 94105. Appendix B also includes information related to the proposed directors and principal executive officers of BZW Global Investors. Upon consummation of the Sale, and the transactions relating thereto, the address of BZW Global Investors will be 45 Fremont Street, San Francisco, CA 94105



             Appendix C includes information related to the current directors and principal executive officers of Wells Fargo Bank.

             In addition to the Funds and Master Portfolios described in this Proxy Statement, Appendix D includes information related to other investment companies/funds with similar investment objectives to such Funds and Master Portfolios and for which WFNIA and/or Wells Fargo Bank provides investment advisory or sub-advisory services. WFNIA does not currently advise any investment companies/funds with investment objectives similar to the Money Market Fund.



             No officer or director of the Company is an officer, employee, director, general partner or shareholder of Wells Fargo Bank, WFNIA, BZW Global Investors or any affiliate thereof except as follows: as of October 18, 1995, a director of the Company, W. Rodney Hughes, was the record and beneficial owner of approximately 0.005% of the outstanding common stock of Wells Fargo & Company, including stock acquired through participation in Wells Fargo & Company's dividend reinvestment plan during the Company's last fiscal year. The Company has also been advised by the Sellers, WFNIA and Barclays that there are no arrangements or understandings in connection with the proposed advisory and sub-advisory contracts relating to the composition of the Company's Board of Directors except that Wells Fargo Bank, Nikko and the Company have filed an application with the Securities and Exchange Commission seeking exemptive relief from the Section 15(f) provision as to the "interested person" status of not more than 25% of the Company's Directors to enable the Company to maintain its current Board of Directors.



             Barclays has advised the Company that it is not aware of any financial conditions that, upon consummation of the Sale, would be reasonably likely to impair the financial ability of BZW Global Investors to fulfill its commitments to each Master Portfolio and the Money Market Fund under the proposed advisory and sub-advisory contracts. Wells Fargo Bank has advised the Company that it is not aware of any financial conditions reasonably likely to impair the financial ability of Wells Fargo Bank to fulfill its commitments to the Actively Managed Master Portfolios and the Money Market Fund, under the proposed sub-advisory contracts.



             Upon consummation of the Sale and the transactions relating thereto, BZW Global Investors will be a wholly-owned subsidiary of BZW Global Trust Company, N.A., 45 Fremont Street, San Francisco, California 94105. BZW Global Trust Company, N.A. will be a wholly-owned subsidiary of BZW Global Investors Holdings Inc., 45 Fremont Street, San Francisco, CA 94105. BZW Global Investors Holdings Inc. will be a wholly-owned subsidiary of Barclays California Corporation, 45 Fremont Street, San Francisco, California 94105. Barclays California Corporation is and will continue to be a wholly-owned subsidiary of Barclays USA Inc., 901 Market Street, Suite 474, Wilmington, Delaware 19801. Barclays USA Inc. is and will continue to be a wholly-owned subsidiary of Barclays Bank PLC, 54 Lombard Street, London EC3P 3AH, U.K., which is in turn a wholly-owned subsidiary of Barclays PLC, 54 Lombard Street, London EC3P 3AH, U.K.

             PROCEDURAL MATTERS

             Each shareholder of each Fund will be entitled to one vote for each share and a fractional vote for each fractional share held by such shareholder with respect to any proposal on which the shareholder is entitled to vote. Shareholders holding one-third of the outstanding shares of each Fund at the close of business on the Record Date will constitute a quorum for the approval of the Proposals described in the accompanying Notice of Special Meeting and in this Proxy Statement.


             If, by the time scheduled for the Special Meeting, a quorum is not present, or if a quorum is present but sufficient votes in favor of any of the Proposals are not received, the persons named as proxy agents may move for one or more adjournments of the Special Meeting to permit further solicitation of proxies with respect to the Proposals. Any such adjournment(s) will require the affirmative vote of a majority of the shares present in person or by proxy at the session of the Special Meeting to be adjourned. The persons named as Proxy Agents will vote in favor of such adjournment(s) those shares that they are entitled to vote that do not contain specific instructions to the contrary. They will vote against any such adjournment(s) only those proxies required to be voted against such Proposals.



             The fully appointed proxy agents may, in their discretion, vote upon such other matters as may come properly before, or incident to the conduct of the Special Meeting or any adjournment(s) thereof, including any proposal to adjourn a meeting at which a quorum is present to permit the continued solicitation of proxies in favor of the Proposals.


             REVOCATION OF PROXY


             Any shareholder may revoke his or her proxy at any time prior to its exercise by (i) furnishing written notification of such revocations which, to be effective, must be signed, include the shareholder's name and account number, be addressed to the Secretary of the Company at its principal executive office, 111 Center Street, Little Rock, Arkansas 72201, and be received prior to the Special Meeting; (ii) signing another proxy of a later date; (iii) calling Shareholder Communications Corp. toll free at 1-800-733-8481, Ext. 460 or (iv) personally casting his or her vote at the Special Meeting or any adjournment(s) thereof.


             SUBSTANTIAL SHAREHOLDERS


             Appendix E includes information as of the close of business on October 11, 1995, of any persons known to the Company to be beneficial owners of 5% or more of the outstanding shares of each Fund. As of the close of business on October 11, 1995, the Record Date, the Officers and Directors of the Company as a group did not own beneficially in excess of 1% of the outstanding shares of each Fund. As of October 11, 1995, W. Rodney Hughes, a Director of the Company, was the record and beneficial owner of approxiamtely 0.005% of the outstanding common stock of Wells Fargo & Co., including stock acquired through participation in Wells Fargo & Company's dividend reinvestment plan during the Company's last fiscal year.


             VOTING PROCEDURES


             If the accompanying Proxy Ballot is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions on the proxy. If no instructions are specified, however, shares will be voted for the approval of the Proposals and, in the discretion of the proxy agents, on any other mater properly presented at, or incident to the conduct of, the Special Meeting. If a proxy represents a broker "non-vote" (that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power) or is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum for the transaction of business, but broker non-votes and abstention will not constitute a vote "for" or "against" the Proposals. Abstentions will have the effect of a vote against a Proposal. The Company believes that the voting procedures described herein are valid in accordance with state law that governs such matters.


             AFFILIATED BROKER COMMISSIONS

             For the fiscal year ended February 28, 1995, the Funds and the Master Portfolios paid no brokerage commissions in connection with purchases and sales of portfolio securities to any parties that would be treated as an affiliated broker as defined in Item 22(a)(1)(ii) of Schedule 14A under the Securities Exchange Act of 1934 (the "1934 Act").

             PRINCIPAL UNDERWRITER AND ADMINISTRATOR

             Stephens Inc., 111 Center Street, Little Rock, Arkansas 72201, is the Company's principal underwriter and administrator.

             SOLICITATION OF PROXIES AND PAYMENT OF EXPENSES


             The cost of soliciting proxies for the Special Meeting, including the cost of third-party soliciting and tallying services and of printing and mailing expenses, will be borne by Wells Fargo Bank. Proxies will be solicited in the initial, and any supplemental, solicitation by mail and may be solicited in person, by telephone, telegraph or other electronic means by personnel or agents of the Company, Wells Fargo Bank, WFNIA and/or Stephens.


             OTHER BUSINESS

             The Board of Directors of the Company knows of no other business to be brought before the Special Meeting. If any other matters come before the Special Meeting, however, including any proposal to adjourn the meeting to permit the continued solicitation of proxies in favor of the Proposals, it is the intention of the Board of Directors of the Company that Proxy Ballots which do not contain specific instructions to the contrary will be voted on such matters in accordance with the judgment of the persons named therein as proxy agents.

             FUTURE SHAREHOLDER PROPOSALS

             Pursuant to rules adopted by the Securities and Exchange Commission under the 1934 Act, investors may request inclusion in the Board's proxy statement for shareholder meetings certain proposals for action which they intend to introduce at such meeting. Any shareholder proposals must be presented a reasonable time before the proxy materials for the next meeting are sent to shareholders. The submission of a proposal does not guarantee its inclusion in the Company's proxy statement and is subject to limitations under the 1934 Act. It is not presently anticipated that the Company will hold regular meetings of shareholders, and no anticipated date of the next meeting can be provided.

                                  APPENDIX A

                            NUMBER OF FUND SHARES
                        OUTSTANDING AS OF RECORD DATE

                              (October 11, 1995)
                              ------------------




Asset Allocation Fund                                   32,181,829
Bond Index Fund                                          4,487,685
S&P 500 Stock Fund                                      55,607,086
U.S. Treasury Allocation Fund                            6,818,054
Growth Stock Fund                                        9,689,890
Short-Intermediate Term Fund                             1,330,228
Money Market Fund                                      159,292,663

                                  APPENDIX B


                CURRENT PRINICPAL EXECUTIVE OFFICERS OF WFNIA
                ---------------------------------------------




              Name, Title                                     Principal Occupation
              -----------                                     --------------------
          Patricia Cecile Dunn,                               Investment Management
           Managing Director;
       CEO, Defined Benefit Group

           Rene Bruce Goddard,                                Investment Management
           Managing Director;
     CIO, Defined Contribution Group


         Frederick L. A. Grauer,                              Investment Management
             Chairman; CEO;
       Member, Management Committee

           Richard C. Grinold,                                Investment Management
           Managing Director;
Director, Advanced Strategies & Research

           Blake R. Grossman,                                 Investment Management
           Managing Director;
       CIO, Defined Benefit Group


         Thomas Eric Kilcollin,                               Investment Management
            Managing Director

             Donald Luskin,                                   Investment Management
           Managing Director;
     CEO, Defined Contribution Group


          John Edward Martinez,                               Investment Management
           Managing Director,
          CEO, Capital Markets

            Lawrence G. Tint                                  Investment Management
            Managing Director
       CEO, Defined Benefit Group



The address of each person named above is c/o Wells Fargo Nikko Investment Advisors, 45 Fremont Street, San Francisco, CA 94105.

PROPOSED DIRECTORS AND PRINCIPAL EXECUTIVE OFFICERS OF BZW GLOBAL INVESTORS



       Name, Title                          Principal Occupation
       -----------                          --------------------
      Frederick L. A. Grauer                Investment Management
      Director, Chairman and
    Principal Executive Officer

          Irving Cohen,                     Banking and Securities
             Director

      Patricia Cecile Dunn,                 Investment Management
Director and Co-Chief Executive Officer

          Donald Luskin,                    Investment Management
    Director and Vice Chairman

          Nic Stuchfield,                   Investment Management
             Director

          Lindsay Tomlinson,                Investment Management
 Director and Co-Chief Executive Officer



        Upon consummation of the Sale and the related transactions thereto, the address of each person named above, execpt for Mr. Cohen, will be c/o BZW Global Investors, 45 Fremont Street, San Francisco, CA 94105. Mr. Cohen's address will be c/o Barclays Bank PLC, 222 Broadway, New York, NY 10038.

                                   APPENDIX C

                                WELLS FARGO BANK

                        DIRECTORS AND EXECUTIVE OFFICERS
                        --------------------------------



 Name, Title                                                   Principal Occupation
 -----------                                                   --------------------
 H. Jesse Arnelle                                     Senior Partner of Arnelle & Hastie, Director of
 Director                                             FPL Group, Inc.


 William R. Breuner                                   General Partner of Breuner Associates, Breuner
 Director                                             Properties and Breuner-Pevarnick Real Estate
                                                      Developers



 William S. Davila                                    President and Director of The Vons Companies,
 Director                                             Inc.


 Paul Hazen                                           Director of Pacific Telesis Group, Phelps Dodge
 Chairman of the Board of Directors                   Corp. and Safeway Inc.


 Robert Jaedicke                                      Accounting Professor and Dean Emeritus of
 Director                                             Graduate School of Business at Stanford
                                                      University



 Paul Miller                                          Chairman of Executive Committee and Director of
 Director                                             Pacific Enterprises


 Ellen M. Newman                                      President of Ellen Newman Associates and Chair of
 Director                                             the Board of Trustees of University of California
                                                      at San Francisco

 Philip J. Quigley                                    Chairman and Chief Executive Officer of Pacific
 Director                                             Telesis Group



 Carl E. Reichardt                                    Director of Ford Motor Company, Hospital
 Director                                             Corporation of America and Pacific Gas and
                                                      Electric Co.


 Donald B. Rice                                       President and Chief Operating Officer of
 Director                                             Teledyne, Inc.



 Name, Title                                                    Principal Occupation
 -----------                                                    --------------------
 Susan G. Swenson                                     President and Chief Executive Officer of Cellular
 Director                                             One



 Chang-Lin Tien                                       Chancellor of the University of California at
 Director                                             Berkeley


 John A. Young                                        Retired President and CEO of Hewlett-Packard
 Director                                             Company and Director of Chevron Corp.


 William F. Zuendt                                    Director of 3Com Corp. and MasterCard
 President                                            International




     The address of each person named above is c/o Wells Fargo Bank, 420 Montgomery Street, San Francisco, CA 94105.

                                   APPENDIX D


                           WFNIA ADVISORY SERVICES
                          ---------------------------



1. Investment Comapnies/Funds Advised by WFNIA with Investment Objectives Similar to the Investment Objectives of the Asset Allocation and U.S. Treasury Allocation Funds.



                                                                                              Asset Level as of
                                                                  Annual                      Third Quarter 1995
        Fund Name                                            Sub-Advisory Fee*#                 (in Millions)
        ---------                                            -----------------                  -------------
Life & Annuity Trust
         Asset Allocation Fund                                    0.20%                           $   18.5
         U.S. Government Allocation Fund                          0.15%                           $    3.1

Master Investment Portfolio
         LifePath 2000 Master Portfolio                           0.40%                           $   85.8
         LifePath 2010 Master Portfolio                           0.40%                           $   76.6
         LifePath 2020 Master Portfolio                           0.40%                           $  126.7
         LifePath 2030 Master Portfolio                           0.40%                           $   85.5
         LifePath 2040 Master Portfolio                           0.40%                           $  127.1

Overland Express Funds, Inc.
         Asset Allocation Fund                                    0.20%                           $   64.3

Stagecoach Funds, Inc.
         Asset Allocation Fund                                    0.20%                           $1,056.1
         Corporate Stock Fund                                     0.08%**                         $  309.9
         U.S. Government Allocation Fund                          0.15%**                         $  134.4

____________________________


  *As a percentage of average daily value of net assets.

 **Plus an annual amount of $40,000.

  #The Annual Sub-Advisory Fee shown is the contract rate; fee waivers may reduce the amount actually paid under the applicable contract.

2. Investment Companies/Funds Advised by WFNIA With Investment Objectives Similar to the Investment Objectives of the Bond Index, S&P 500 Index, Growth Stock and Short-Intermediate Term Funds





                                                                                   Asset Levels as of Third
 Company/Fund                                         Annual Fee*#                      Quarter 1995
 ------------                                      ---------------------          --------------------------
                                                                                        (in Millions)
Dreyfus Edison Electric Index Fund, Inc.                      0.10%                 $     74.4

Dreyfus Life and Annuity Index Fund, Inc.                     0.15%                 $    212.4
  (operating under the name Dreyfus Stock
  Index Fund)

Peoples' Index Stock Fund (R), Inc.                           0.10%                 $    324.5

Frand Russell Investment Company
    Equity Q Fund                                        0.25-0.15%*                $    556.3
    Quantitative Equity Fund                             0.25-0.15%*                $    484.7

Consulting Group Capital Markets Funds
    Small Capitalization Value                           0.15-0.05%**               $    355.5***
    Equity Investments

Stagecoach Funds, Inc.
    Corporate Stock Fund                                      0.08%+                $    309.0


  * 0.25% on the first $50 million, 0.225% on the next $50 million, 0.20% on the next $50 million, 0.175% on the next $100 million, and 0.15% on the balance of the average daily net assets.



 ** 0.15% of the first $200 million, 0.10% of the next $100 million and 0.05% on the balance over $300 million of the average daily net assets of the Portfolio; WFNIA receives a pro rata portion of these fees based on the level of assets managed by it.



*** Asset level is for the entire fund; WFNIA is responsible for managing $166.0 million of the funds's portfolio assets. Similarity of investment objective based on investment objective for the portion of the portfolio managed by WFNIA.



  + Plus an annual fee of $40,000.

                       WELLS FARGO BANK ADVISORY SERVICES
                       ----------------------------------




1. Investment Companies/Funds Advised by Wells Fargo Bank with Investment Objectives Similar to the Investment Objectives of the Asset Allocation and U.S. Treasury Allocation Funds.




                                                                                      Asset Level as of Third
 Company/ Series                                      Annual Advisory Fee*#          Quarter 1995 (in Millions)
 ---------------                                      ---------------------          --------------------------
 LIFE & ANNUITY TRUST
         Asset Allocation Fund                        0.60%                          $      18.5
         U.S. Government Allocation Fund              0.60%                          $       3.1

 OVERLAND EXPRESS FUNDS, INC.
         Asset Allocation Fund                        0.70% - 0.60%**                $      64.3

 STAGECOACH FUNDS, INC.
         Asset Allocation Fund                        0.50% - 0.30%***               $   1,056.1
         Corporate Stock Fund                         0.50% - 0.30%***               $     309.9
         U.S. Government Allocation Fund              0.50% - 0.30%***               $     134.4


________________________________

  * As a percentage of average daily value of net assets.


 ** The annual rate is 0.70% of the average daily value of the net assets of the Fund up to $500 million and 0.60% of the average daily value of the net assets in excess of $500 million.


*** The annual rate is 0.50% of the average daily value of the net assets of the Fund up to $250 million, 0.40% of the next $250 million and 0.30% of the average daily value of the net assets in excess of $500 million.


  # The Annual Advisory Fee shown is the contract rate; fee waivers may reduce the actual amount paid under the applicable contract.

2. Investment Companies/Funds Advised by Wells Fargo Bank with Investment Objectives Similar to the Bond Index, S&P 500 Index, Growth Stock and Short-Intermediate Term Funds.



                                                                        Asset Level as of Third
Company/Fund                          Annual Advisory Fee*#            Quarter 1995 (in Millions)
------------                          ---------------------            --------------------------
STAGECOACH FUNDS, INC.
  Corporate Stock Fund                     0.50%-0.30%**                       $   309.9




--------------------



*     As a percentage of average daily value of net assets.


** The annual rate is 0.50% of the average daily value of the net assets of the Fund up to $250 million of the Fund's net assets, 0.40% of the next $250 million and 0.30% of the average daily value of the net assets in excess of $500 million.


# The Annual Advisory Fee shown is the contract rate; fee waivers may reduce the amount actually paid under the applicable contract.




3. Investment Companies/Funds Advised by Wells Fargo Bank with Investment Objectives Similar to the Money Market Fund.




                                                                        Asset Level as of Third
Company/Fund                          Annual Advisory Fee*#            Quarter 1995 (in Millions)
------------                          ---------------------            --------------------------
LIFE & ANNUITY TRUST
  Money Market Fund                        0.45%                               $     2.4

OVERLAND EXPRESS FUNDS, INC.
  Money Market Fund                        0.25%                               $   378.2
  Overland Sweep Fund                      0.25%                               $   874.3
  U.S. Treasury Money Market Fund          0.25%                               $   200.4

STAGECOACH FUNDS, INC.
  Money Market Mutual Fund                 0.40%                               $ 2,798.6



--------------------


*     As a percentage of average daily value of net assets.


# The Annual Advisory Fee shown is the contract rate; fee waivers may reduce the amount actually paid under the applicable contract.

                                   APPENDIX E

                     HOLDERS OF 5% OR MORE OF FUND'S SHARES


             As of the close of business on October 11, 1995, the following persons were known by the Company to be beneficial shareholders of 5% or more of the outstanding shares of the Funds listed below.




                                Name and Address                          Amount and Nature*              Percent
Title of Class                   of Record Owner                         of Record Ownership              of Class
--------------                 -------------------                     -----------------------            --------

Asset Allocation Fund          Jacobs Engineering Group, Inc.              2,783,797 shares                  8.65%
                               251 South Lake Avenue
                               Pasadena, CA 91101-3063

                               Cosmair Inc.                                1,783,435                         5.54%
                               159 Terminal Avenue
                               Clark, NJ 07066

                               Viking Freight System, Inc.                 1,763,310                         5.48%
                               411 E. Plumeria Drive
                               San Jose, CA 95134

                               Crowley Martime Corp.                       1,627,432                         5.06%
                               Individual Pension Account Fund
                               155 Grand Avenue
                               Oakland, CA 94612

Bond Index Fund                State Street Bank and Trust                   951,302                        21.20%
                                 as Trustee for the American Bar
                                 Association
                               Members State Street Collective Trust
                               1 Heritage Drive #P5S
                               North Quincy, MA 02171

                               Bankers Trust Co. of CA                       939,037                        20.92%
                                 as Trustee for PacifiCorp K Plus
                                 Employee Savings and Stock Ownership
                                 Plan
                               300 S. Grand Ave., 10th Floor
                               Los Angeles, CA 90071

                               Emcon                                         329,383                         7.34%
                               1921 Ringwood Avenue
                               San Jose, CA 95131-1721

                               Phelps Dodge                                  357,550                         7.97%
                               Comprehensive Executive Plan
                               2600 North Central Avenue
                               Phoenix, AZ 85004

                               Holston Defense Corp.                         282,639                         6.30%
                               Post Employment Life Insurance Plan
                               4509 West Stone Drive
                               Kingsport, TN 37660-9982

                               Newhall Land & Farming                        261,210                         5.82%
                               Defined Benefit Pension Plan Trust
                               23823 Valencia Blvd.
                               Valencia, CA 91355

Growth Stock Fund              Crowley Martime Corp.                       1,706,294                        17.61%
                               Retirement Savings Plan
                               155 Grand Ave
                               Oakland, CA 94612

                               Hubbell Inc.                                1,069,210                        11.03%
                               584 Derby Milford Road
                               Orange, CT 06477-4024

                                Name and Address                          Amount and Nature*              Percent
Title of Class                  of Record Owner                          of Record Ownership              of Class
--------------                 -------------------                     -----------------------            --------
                               Jacobs Engineering Group, Inc.                860,624 shares                 8.88%
                               251 South Lake Avenue
                               Pasadena, CA 91101-3603

                               PMC, Inc.                                     583,572                        6.02%
                               12243 Branford Street
                               Sun Valley, CA 91352

                               Wyman-Gordon Company                          523,528                        5.40%
                               244 Worchester Street
                               Box 8001
                               North Grafton, MA 01536-8001

Money Market Fund              Hubbell Inc.                               17,388,241                       10.92%
                               584 Derby Milford Road
                               Orange, CT 06477-4024

                               NASSCO                                     11,186,145                        7.02%
                               P.O. Box 85278
                               San Diego, CA 92186

                               Jacobs Engineering Group, Inc.             10,616,806                        6.66%
                               251 South Lake Avenue
                               Pasadena, CA 91101-3063

                               Gerber Scientific, Inc.                     8,646,373                        5.43%
                               83 Gerber Road West
                               South Windsor, CT 06074

                               Volt Information Sciences, Inc.             8,146,530                        5.11%
                               1221 Ave. of the Americas, 47th Floor
                               New York, NY 10020-1579

Short-Intermediate             Marine Terminals Corp.                        197,743                       14.86%
  Term Fund                    600 Harrison Street
                               Suite 200
                               San Francisco, CA 94107

                               James H. Kent                                 192,754                       14.49%
                               2507 Mulberry Ave.
                               Muscatine, IA 52761

                               Senior Flexonics, Inc.                        148,303                       11.15%
                               300 E. Devon Avenue
                               Bartlett, IL 60103

                               PMC, Inc.                                     138,435                       10.41%
                               12243 Branford Street
                               Sun Valley, CA 91352

                               Dyno Nobel Inc.                               129,613                        9.74%
                               11th Floor Crossroads Tower
                               Salt Lake City, UT 84144

                               Paracelsus Healthcare Corp.                   114,928                        8.64%
                               155 North Lake Avenue
                               Suite 1100
                               Pasadena, CA 91101

                                Name and Address                          Amount and Nature*              Percent
Title of Class                  of Record Owner                          of Record Ownership              of Class
--------------                 -------------------                     -----------------------            --------
                               Greater Media, Inc.                           107,254 shares                 8.06%
                               Two Kennedy Blvd.
                               East Brunswick, NJ 08816

S&P 500 Stock Fund             Bankers Trust Co.                          24,547,532                       44.14%
                                 as Trustee for
                                 Bechtel Master Trust
                               P.O. Box 1742
                               New York, NY 1008

                               Bank of New York                            3,116,732                        5.60%
                                 as Trustee for
                                 Vartous Plans
                               One Wall Street
                               New York, NY 10286

U.S. Treasury Allocation       M.A. Hanna Company                            916,957                       13.45%
  Fund                         D.H. Compound
                               200 Public Square
                               Suite 36-5000
                               Cleveland, OH 44114-1860

                               Hubbell Inc.                                  654,813                        9.60%
                               584 Derby Miford Road
                               Orange, CT 06477-4024

                               Jacobs Engineering Group, Inc.                620,329                        9.10%
                               251 South Lake Avenue
                               Pasadena, CA 91101-3063

                               M.A. Hanna Company                            592,563                        8.69%
                               D.H. Compounding
                               200 Public Square, Suite 36-5000
                               Cleveland, OH 44114-1860

                               Wyman-Gordon Company                          468,887                        6.88%
                               244 Worchester Street
                               Box 8001
                               North Grafton, MA 01536-8001



* The Company does not know if the above listed holders were beneficial owners or not.

                                  APPENDIX F




                      FORM OF INVESTMENT ADVISORY CONTRACT

                          MASTER INVESTMENT PORTFOLIO
                               111 Center Street
                          Little Rock, Arkansas  72201


                                                               December __, 1995


BZW Global Investors
45 Fremont Street
San Francisco, California  94105

Dear Sirs:


             This will confirm the agreement between the undersigned (the "Trust") on behalf of the [NAME OF PORTFOLIO] Master Portfolio (the "Master Portfolio") and BZW Global Investors (the "Adviser") as follows:


             1. The Trust is a registered open-end management investment company currently consisting of fourteen investment portfolios, but which may from time to time consist of a greater or lesser number of investment portfolios (the "Master Portfolios"). The [NAME OF PORTFOLIO] Master Portfolio is one of the fourteen Master Portfolios. The Trust proposes to engage in the business of investing and reinvesting the assets of the Master Portfolio in the manner and in accordance with the investment objective and restrictions specified in the Trust's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "Act"). Copies of the Registration Statement have been furnished to the Adviser. Any amendments to the Registration Statement shall be furnished to the Adviser promptly.

             2. The Trust is engaging the Adviser to manage the investing and reinvesting of the Master Portfolio's assets and to provide the advisory services specified elsewhere in this contract to the Master Portfolio, subject to the overall supervision of the Board of Trustees of the Trust.

             3. (a) The Adviser shall make investments for the account of the Master Portfolio in accordance with the Adviser's best judgment and consistent with the investment objective and restrictions set forth in the Trust's Registration Statement, the Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees. The Adviser shall advise the Trust's officers and Board of Trustees, at such times as the Trust's Board of Trustees may specify, of investments made for the Master Portfolio and shall, when requested by the Trust's officers or Board of Trustees, supply the reasons for making particular investments.

                    (b) The Adviser shall provide to the Trust investment guidance and policy direction in connection with its daily management of the Master Portfolio's assets, including oral and written research, analysis, advice, statistical and economic data and information and judgments, and shall furnish to the Trust's Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio and such additional reports and information as the Trust's Board of Trustees and officers shall reasonably request.

                    (c) The Adviser shall pay the costs of printing and distributing all materials relating to the Master Portfolio prepared by it, or prepared at its request, other than such costs relating to proxy statements, prospectuses, reports for holders of beneficial interests ("Interests") of the Master Portfolio ("Holders") and other materials distributed to existing or prospective Holders on behalf of the Master Portfolio.

                    (d) The Adviser shall, at its expense, employ or associate with itself such persons as the Adviser believes appropriate to assist it in performing its obligations under this contract.

             4. The Trust understands that the Adviser, in rendering its services to the Master Portfolio hereunder, may delegate certain advisory responsibilities hereunder to a sub-adviser (the "Sub-Adviser"), provided that the Adviser shall continue to supervise and monitor the performance of the duties delegated to the Sub-Adviser and provided that any such delegation will not relieve the Adviser of its duties and obligations under this contract.
The Adviser will not seek to amend any such Sub-Advisory Contract to materially alter the obligations of the parties unless the Adviser gives the Trust at least 60 days' prior written notice thereof.

             5. The Adviser shall give the Trust and the Master Portfolio the benefit of the Adviser's best judgment and efforts in rendering services under this contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this contract for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its Holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this contract or by reason of reckless disregard of its obligations and duties hereunder.


             6. In consideration of the services to be rendered by the Adviser under this contract, the Trust shall pay the Adviser a monthly fee on the first business day of each month, at the annual rate of ___% of the average daily value (as determined on each day that such value is determined for the Master Portfolio at the time set forth in the Registration Statement for determining net asset value per share) of the Master Portfolio's net assets during the preceding month. If the fee payable to the Adviser pursuant to this paragraph 6 begins to accrue after the beginning of any month or if this contract terminates before the end of any month, the fee for the period from the effective date to the end of that month or from the beginning of that month to the termination date, respectively, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Master Portfolio's net assets shall be computed in the manner specified in the Registration Statement and the Trust's Agreement and Declaration of Trust for the computation of the value of the Master Portfolio's net assets in connection with the determination of the net asset value of Master Portfolio interests.



             7. If in any fiscal year the aggregate expenses of the Master Portfolio (including fees pursuant to this contract, but excluding interest, taxes, brokerage and, with the prior written consent of the necessary state securities commissions, extraordinary expenses) exceed the expense limitation of any state having jurisdiction over the Master Portfolio, the Trust may deduct from the fees to be paid hereunder, or the Adviser will bear, such excess expense to the extent required by state law. The Adviser's obligation pursuant hereto will be limited to the amount of the Adviser's fees hereunder. For purposes of computing the excess, if any, over the most restrictive applicable expense limitation, the value of the Master Portfolio's net assets shall be computed in the manner specified in the last sentence of paragraph 6, and any reimbursements required to be made by the Adviser shall be made once a year promptly after the end of the Master Portfolio's fiscal year.


             8. This contract shall become effective on its execution date and shall thereafter continue in effect for a period of more than two years from the date hereof only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the Master Portfolio outstanding voting securities (as defined in the Act) or by the Trust's Board of Trustees and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust's trustees who are not parties to this contract or "interested persons" (as defined in the Act) of any such party. This contract may be terminated at any time by the Trust without the payment of any penalty, by a vote of a majority of the Master Portfolio's outstanding voting securities (as defined in the Act) or by a vote of a majority of the Trust's entire Board of

Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This contract shall terminate automatically in the event of its assignment (as defined in the Act).

             9. Except to the extent necessary to perform the Adviser's obligations under this contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

             10. This contract shall be governed by and construed in accordance with the laws of the State of California.


             11. This contract has been executed on behalf of the Trust by the undersigned officer of the Trust in his capacity as an officer of the Trust. The obligations of this contract shall only be binding upon the assets and property of the Master Portfolio, as provided for in the Trust's Agreement and Declaration of Trust, and shall not be binding upon any Trustee, officer or interestholder of the Trust or Master Portfolio individually.

           If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                          Very truly yours,

                                          MASTER INVESTMENT PORTFOLIO,
                                          on behalf of the [NAME OF PORTFOLIO]
                                          Master Portfolio


                                          By:_________________________________

                                          Name:_______________________________

                                          Title:______________________________

ACCEPTED as of the date
set forth above:

BZW GLOBAL INVESTORS


By:______________________________

Name:____________________________

Title:___________________________


By:______________________________

Name:____________________________

Title:___________________________

                                  APPENDIX G





                      FORM OF INVESTMENT ADVISORY CONTRACT

                        MANAGED SERIES INVESTMENT TRUST
                               111 Center Street
                          Little Rock, Arkansas  72201


                                                               December __, 1995

BZW Global Investors
45 Fremont Street
San Francisco, California  94105

Dear Sirs:

             This will confirm the agreement between the undersigned (the "Trust") on behalf of the [NAME OF PORTFOLIO] Master Portfolio (the "Master Portfolio") and BZW Global Investors (the "Adviser") as follows:

             1. The Trust is a registered open-end management investment company currently consisting of eight investment portfolios, but which may from time to time consist of a greater or lesser number of investment portfolios (the "Master Portfolios"). The [NAME OF PORTFOLIO] Master Portfolio is one of the eight Master Portfolios. The Trust proposes to engage in the business of investing and reinvesting the assets of the Master Portfolio in the manner and in accordance with the investment objective and restrictions specified in the Trust's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "Act"). Copies of the Registration Statement have been furnished to the Adviser. Any amendments to the Registration Statement shall be furnished to the Adviser promptly.

             2. The Trust is engaging the Adviser to manage the investing and reinvesting of the Master Portfolio's assets and to provide the advisory services specified elsewhere in this contract to the Master Portfolio, subject to the overall supervision of the Board of Trustees of the Trust. Pursuant to an administration agreement between the Trust and an administrator (the "Administrator") on behalf of the Master Portfolio, the Trust has engaged the Administrator to provide the administrative services specified therein.

             3. (a) The Adviser shall make investments for the account of the Master Portfolio in accordance with the Adviser's best judgment and consistent with the investment objective and restrictions set forth in the Trust's Registration Statement, the Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies, subject to policy decisions adopted by the Trust's Board of Trustees. The Adviser shall advise the Trust's officers and Board of Trustees, at such times as the Trust's Board of Trustees may specify, of investments made for the Master Portfolio and shall, when requested by the Trust's officers or Board of Trustees, supply the reasons for making particular investments.

                  (b) The Adviser shall provide to the Trust investment guidance and policy direction in connection with its daily management of the Master Portfolio's assets, including oral and written research, analysis, advice, statistical and economic data and information and judgments, and shall furnish to the Trust's Board of Trustees periodic reports on the investment strategy and performance of the Master Portfolio and such additional reports and information as the Trust's Board of Trustees and officers shall reasonably request.

                  (c) The Adviser shall pay the costs of printing and distributing all materials relating to the Master Portfolio prepared by it, or prepared at its request, other than such costs relating to proxy statements, prospectuses, reports for holders of beneficial interests ("Interests") of the Master Portfolio ("Holders") and other materials distributed to existing or prospective Holders on behalf of the Master Portfolio .

                  (d) The Adviser shall, at its expense, employ or associate with itself such persons as the Adviser believes appropriate to assist it in performing its obligations under this contract.

             4. The Company understands that the Adviser, in rendering its services to the Master Portfolio hereunder, may delegate certain advisory responsibilities hereunder to a sub-adviser (the "Sub-Adviser"), provided that the Adviser shall continue to supervise and monitor the performance of the duties delegated to the Sub-Adviser and provided that any such delegation will not relieve the Adviser of its duties and obligations under this contract.
The Adviser will not seek to amend any such Sub-Advisory Contract to materially alter the obligations of the parties unless the Adviser gives the Company at least 60 days' prior written notice thereof.


             5. Except as provided in the Trust's advisory contracts and administration agreement, the Trust shall bear all costs of its operations, including the compensation of its trustees who are not affiliated with the Adviser, the Administrator or any of their affiliates; advisory and administration fees; governmental fees; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and dividend disbursing agent; expenses of redeeming Interests; expenses of preparing and printing Part As (except the expense of printing and mailing Part As used for promotional purposes) Holders' reports, notices, proxy statements and reports to regulatory agencies; travel expenses of trustees, officers and employees; office supplies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues; brokerage and other expenses connected with the execution of portfolio securities transactions; fees and expenses of any custodian, including those for keeping books and accounts and calculating the net asset value per share of the Master Portfolio; expenses of Holders' meetings; expenses relating to the issuance, and any registration and qualification of, Interests of the Master Portfolio; pricing services, if any; organizational expenses; and any extraordinary expenses. Expenses attributable to one or more, but not all, of the Master Portfolios are to be charged against the assets of the relevant Master Portfolio. General expenses of the Trust are allocated among the Master Portfolios in a manner proportionate to the net assets of each of the Master Portfolios, on a transactional basis or on such other basis as the Board of Trustees deems equitable.

             6. The Adviser shall give the Trust and the Master Portfolio the benefit of the Adviser's best judgment and efforts in rendering services under this contract. As an inducement to the Adviser's undertaking to render these services, the Trust agrees that the Adviser shall not be liable under this contract for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this contract shall be deemed to protect or purport to protect the Adviser against any liability to the Trust or its Holders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this contract or by reason of reckless disregard of its obligations and duties hereunder.


             7. In consideration of the services to be rendered by the Adviser under this contract, the Trust shall pay the Adviser a monthly fee on the first business day of each month, at the annual rate of ____% of the average daily value (as determined on each day that such value is determined for the Master Portfolio at the time set forth in the Registration Statement for determining net asset value per share) of the Master Portfolio's net assets during the preceding month. If the fee payable to the Adviser pursuant to this paragraph 7 begins to accrue after the beginning of any month or if this contract terminates before the end of any month, the fee for the period from the effective date to the end of that month or from the beginning of that month to the termination date, respectively, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Master Portfolio's net assets shall be computed in the manner specified in the Registration Statement and the Trust's Declaration of Trust for the computation of the value of the Master Portfolio's net assets in connection with the determination of the net asset value of Master Portfolio Interests.


             8. If in any fiscal year the total expenses incurred by, or allocated to, the Master Portfolio excluding taxes, interest, brokerage commissions and other portfolio transaction expenses, other expenditures that are capitalized in accordance with generally accepted accounting principles and extraordinary expenses of the Master Portfolio but including the fees provided for in paragraph 7, exceed the most restrictive expense limitation applicable to the Master Portfolio imposed by state securities laws or regulations thereunder, as these limitations may be raised or lowered from time to time, the Adviser shall waive or reimburse a pro rata portion of its fees hereunder.

             9. This contract shall become effective on its execution date and shall thereafter continue in effect, provided that this contract shall continue in effect for a period of more than two years from the date hereof only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the Master Portfolio's outstanding voting securities (as defined in the Act) or by the Trust's Board of Trustees and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Trust's trustees who are not parties to this contract or "interested persons" (as defined in the Act) of any such party. This contract may be terminated at any time by the Trust, without the payment of any penalty, by a vote of a majority of the Master Portfolio's outstanding voting securities (as defined in the Act) or by a vote of a majority of the Trust's entire Board of Trustees on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Trust. This contract shall terminate automatically in the event of its assignment (as defined in the Act).

           10. Except to the extent necessary to perform the Adviser's obligations under this contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

           11. This contract shall be governed by and construed in accordance with the laws of the State of California.


           12. This contract has been executed on behalf of the Trust by the undersigned officer of the Trust in his capacity as an officer of the Trust. The obligations of this contract shall only be binding upon the assets and property of the Master Portfolio, as provided for in the Trust's Agreement and Declaration of Trust, and shall not be binding upon any trustee, officer or Holder of the Trust or Master Portfolio individually.

           If the foregoing correctly sets forth the agreement between the Trust and the Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                       Very truly yours,

                                       MANAGED SERIES INVESTMENT
                                       TRUST, on behalf of the [NAME
                                       OF PORTFOLIO]
                                       Master Portfolio


                                       By:_________________________________

                                       Name:_______________________________

                                       Title:______________________________

ACCEPTED as of the date
set forth above:

BZW GLOBAL INVESTORS


By:______________________________

Name:____________________________

Title:___________________________


By:______________________________

Name:____________________________

Title:___________________________

                                  APPENDIX H





                                    FORM OF
                             SUB-ADVISORY CONTRACT

                           [Name of Master Portfolio]

                                 a portfolio of

                        MANAGED SERIES INVESTMENT TRUST
                               111 Center Street
                          Little Rock, Arkansas  72201

                               December __, 1995

Wells Fargo Bank, N.A.
45 Fremont Street
San Francisco, California  94105

Dear Sirs:

           This will confirm the agreement by and among BZW Global Investors (the "Adviser"), Managed Series Investment Trust (the "Trust"), on behalf of the [NAME OF MASTER PORTFOLIO] (the "Master Portfolio"), and Wells Fargo Bank, N.A. (the "Sub-Adviser") as follows:

           1. The Trust is a registered open-end management investment company currently consisting of eight investment portfolios, but which may from time to time consist of a greater or lesser number of investment portfolios (the "Master Portfolios"). The [NAME OF MASTER PORTFOLIO] is one of the eight Master Portfolios. The Trust proposes to engage in the business of investing and reinvesting the assets of the Master Portfolio in the manner and in accordance with the investment objective and restrictions specified in the Trust's Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Trust under the Investment Company Act of 1940 (the "Act"). Copies of the Registration Statement have been furnished to the Adviser. Any amendments to the Registration Statement shall be furnished to the Adviser promptly.

           2. The Trust has engaged the Adviser to manage the investing and reinvesting of the Master Portfolio's assets and to provide the advisory services specified in the Investment Advisory Contract between the Trust and the Adviser, dated as of the date hereof, subject to the overall supervision of the Board of Trustees of the Trust. Pursuant to an Administration Agreement between the Trust, on behalf of the Master Portfolio, and an administrator (the "Administrator"), the Trust has engaged the Administrator to provide the administrative services specified therein.


           3. (a) The Adviser hereby employs the Sub-Adviser to perform for the Master Portfolio certain advisory services and the Sub-Adviser hereby accepts such employment. The Adviser shall retain the authority to establish and modify, from time to time, the investment strategies and approaches to be followed by the Sub-Adviser, subject, in all respects, to the supervision and direction of the Trust's Board of Trustees and subject to compliance with the investment objective, policies and restrictions set forth in the Registration Statement.

                  (b) Subject to the overall supervision and control of the Adviser and the Trust, the Sub-Adviser shall be responsible for investing and reinvesting the Master Portfolio assets in a manner consistent with the investment strategies and approaches referenced in subparagraph (a), above. In this regard, the Sub-Adviser, in accordance with the investment objective, policies and restrictions set forth in the Registration Statement, the Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies, shall be responsible for furnishing to the Master Portfolio investment guidance and policy direction in connection with the daily portfolio management of the Master Portfolio and shall furnish to the Adviser periodic reports on the investment activity and performance of the Master Portfolio. The Sub-Adviser shall also furnish such additional reports and information as the Adviser and the Trust's Board of Trustees and officers shall reasonably request.

                  (c) The Sub-Adviser shall, at its expense, employ or associate with itself such persons as the Sub-Adviser believes appropriate to assist it in performing its obligations under this contract.


           4. The Adviser shall be responsible for the Sub-Adviser's fees for its services hereunder. The Sub-Adviser agrees that it shall have no claim against the Trust or the Master Portfolio respecting compensation under this contract. In consideration of the services to be rendered by the Sub-Adviser under this contract, the Adviser shall pay the Sub-Adviser a monthly fee on the first business day of each calendar month, at the annual rate of ____% of the average daily value (as determined on each day that such value is determined for the Master Portfolio at the time set forth in the Registration Statement for determining net asset value per share) of the Master Portfolio's net assets during the preceding month. If the fee payable to the Sub-Adviser pursuant to this Paragraph 4 begins to accrue on a day after the first day of any month or if this contract terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of that month to the termination date, shall be prorated according to the proportion that such period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fee, the value of the Master Portfolio's net assets shall be computed in the manner specified in the Registration Statement and the Trust's Declaration of Trust for the computation of the value of the Master Portfolio's net assets in connection with the determination of the net asset value of Master Portfolio's interests.



           5. The Sub-Adviser shall give the Trust the benefit of the Sub-Adviser's best judgment and efforts in rendering services under this contract. As consideration and as an inducement to the Sub-Adviser's undertaking to render these services, the Trust and the Adviser agree that the Sub-Adviser shall not be liable under this contract for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this contract shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Trust or its interestholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Sub-Adviser's duties under this contract or by reason of reckless disregard of its obligations and duties hereunder.


           6. This contract shall become effective as of its execution date and shall thereafter continue in effect, provided that this contract shall continue in effect for a period of more than two years from the date hereof only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the Master Portfolio's outstanding voting securities (as defined in the Act) or by the Trust's Board of Trustees and (b) by the vote, cast in person at a meeting called specifically for the purpose of continuing this Sub-Advisory Contract, of a majority of the Trust's Trustees who are not parties to this contract or "interested persons" (as defined in the Act) of any such party. This contract may be terminated, upon 60 days' written notice to the Sub-Adviser, by the Trust, without the payment of any penalty, by a vote of a majority of the Master Portfolio's outstanding voting securities (as defined in the Act) or by a vote of a majority of the Trust's entire Board of Trustees. The Sub-Adviser may terminate this contract on 60 days' written notice to the Adviser and the Trust. This contract shall terminate automatically in the event of its assignment (as defined in the Act).

           7. Except to the extent necessary to perform the Sub-Adviser's obligations under this contract, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

           8. This contract shall be governed by and construed in accordance with the laws of the State of California.


           9. This contract has been executed on behalf of the Trust by the undersigned officer of the Trust in his capacity as an officer of the Trust. The obligations of this contract shall only be binding upon the assets and property of the Master Portfolio, as provided for in the Trust's Declaration of Trust, and shall not be binding upon any trustee, officer or interestholder of the Trust or Master Portfolio individually.

           If the foregoing correctly sets forth the agreement between the Trust, the Adviser and the Sub-Adviser, please so indicate by signing and returning to the Trust the enclosed copy hereof.

                                        Very truly yours,

                                        BZW GLOBAL INVESTORS

                                        By:________________________________

                                        Name:______________________________

                                        Title:_____________________________


                                        By:________________________________

                                        Name:______________________________

                                        Title:_____________________________


ACCEPTED as of the date
set forth above:

MANAGED SERIES INVESTMENT TRUST
on behalf of [NAME OF MASTER PORTFOLIO]

By:_____________________________

Name:___________________________

Title:__________________________


WELLS FARGO BANK
or its Successor

By:_____________________________

Name:___________________________

Title:__________________________

                                  APPENDIX I



                      FORM OF INVESTMENT ADVISORY CONTRACT

                               Money Market Fund

                                 a portfolio of

                                STAGECOACH INC.
                               111 Center Street
                          Little Rock, Arkansas  72201


                                                       December ___, 1995

BZW Global Investors
45 Fremont Street
San Francisco, California  94105

Dear Sirs:

             This will confirm the agreement between Stagecoach Inc. (the "Company") on behalf of the Money Market Fund (the "Fund") and BZW Global Investors (the "Adviser") as follows:


             1. The Company is a registered open-end management investment company currently consisting of fourteen investment portfolios, but which may from time to time consist of a greater or lesser number of investment portfolios. The Company proposes to engage in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and restrictions specified in the Company's currently effective Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Company under the Investment Company Act of 1940 (the "Act") and the Securities Act of 1933. Copies of the Registration Statement have been furnished to the Adviser. Any amendments to those the Registration Statement shall be furnished to the Adviser promptly.


             2. The Company is engaging the Adviser to manage the investing and reinvesting of the assets of the Fund and to provide the advisory services specified elsewhere in this contract, subject to the overall supervision of the Board of Directors of the Company. Pursuant to an administration agreement between the Company and an administrator (the "Administrator") on behalf of the Fund, the Company has engaged the Administrator to provide the administrative services specified therein.

             3. (a) The Adviser shall make investments for the account of the Fund in accordance with the Adviser's best judgment and consistent with the investment objective and restrictions set forth in the Company's Registration Statement, the Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies, subject to policy decisions adopted by the Company's Board of Directors. The Adviser shall advise the Company's officers and Board of Directors, at such times as the Company's Board of Directors may specify, of investments made for the Fund and shall, when requested by the Company's officers or Board of Directors, supply the reasons for making particular investments.

                    (b) The Adviser shall provide to the Company investment guidance and policy direction in connection with its daily management of the Fund's portfolio, including oral and written research, analysis, advice, statistical and economic data and information and judgments, and shall furnish to the Company's Board of Directors periodic reports on the investment strategy and performance of the Fund and such additional reports and information as the Company's Board of Directors and officers shall reasonably request.

                    (c) The Adviser shall pay the costs of printing and distributing all materials relating to the Fund prepared by it, or prepared at its request, other than such costs relating to proxy statements, prospectuses, shareholder reports and other materials distributed to existing or prospective shareholders on behalf of the Fund.

                    (d) The Adviser shall, at its expense, employ or associate with itself such persons as the Adviser believes appropriate to assist it in performing its obligations under this contract.

             4. The Company understands that the Adviser, in rendering its services to the Fund hereunder, may delegate certain advisory responsibilities hereunder to a sub-adviser (the "Sub-Adviser"), provided that the Adviser shall continue to supervise and monitor the performance of the duties delegated to the Sub-Adviser and provided that any such delegation will not relieve the Adviser of its duties and obligations under this contract. The Adviser will not seek to amend any such Sub-Advisory Contract to materially alter the obligations of the parties unless the Adviser gives the Company at least 60 days' prior written notice thereof.

             5. The Adviser shall give the Company the benefit of the Adviser's best judgment and efforts in rendering services under this contract. As an inducement to the Adviser's undertaking to render these services, the Company agrees that the Adviser shall not be liable under this contract for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this contract shall be deemed to protect or purport to protect the Adviser against any liability to the Company or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the Adviser's duties under this contract or by reason of reckless disregard of its obligations and duties hereunder.

             6. In consideration of the services to be rendered by the Adviser under this contract, the Company shall pay the Adviser a fee on the first business day of each calendar month, at the annual rate of 0.35% of the average daily value (as determined on each day that such value is determined for the Fund at the time set forth in the Registration Statement for determining net asset value per share) of the Fund's net assets during the preceding month. If the fee payable to the Adviser pursuant to this paragraph 6 begins to accrue after the beginning of any month or if this contract terminates before the end of any month, the fee for the period from the effective date to the end of that month or from the beginning of that month to the termination date, respectively, shall be prorated according to the proportion that the period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating each such monthly fee, the value of the Fund's net assets shall be computed in the manner specified in the Registration Statement and the Company's Restated Articles of Incorporation for the computation of the value of the Fund's net assets in connection with the determination of the net asset value of Fund shares.


             7. If in any fiscal year the total expenses of the Fund incurred by, or allocated to, the Fund excluding extraordinary expenses of the Fund, but including the fees provided for in paragraph 6 and those provided for pursuant to the Fund's Administration Agreement ("includible expenses"), exceed the most restrictive expense limitation applicable to the Fund imposed by state securities laws or regulations thereunder, as these limitations may be raised or lowered from time to time, the Adviser shall waive or reimburse that portion of the excess derived by multiplying the excess by a fraction, the numerator of which shall be the percentage at which the excess portion attributable to the fee payable pursuant to this contract is calculated under paragraph 6 hereof, and the denominator of which shall be the sum of such percentage plus the percentage at which the excess portion attributable to the fee payable pursuant to the Fund's Administration Agreement is calculated (the "Applicable Ratio"), but only to the extent of the fee hereunder for the fiscal year. If the fees payable under this contract and/or the Fund's administration agreement contributing to such excess portion are calculated at more than one percentage rate, the Applicable Ratio shall be calculated separately on the basis of, and applied separately to, the portions of the fees calculated at the different rates. At the end of each month of the Company's fiscal year, the Company shall review the includible expenses accrued during that fiscal year to the end of the period and shall estimate the contemplated includible expenses for the balance of that fiscal year. If as a result of that review and estimation it appears likely that the includible expenses will exceed the limitations referred to in this paragraph 7 for a fiscal year with respect to the Fund, the monthly fee set forth in paragraph 6 payable to the Adviser for such month shall be reduced, subject to a later adjustment, by an amount equal to the Applicable Ratio times the pro rata portion (prorated on the basis of the remaining months of the fiscal year, including the month just ended) of the amount by which the includible expenses for the fiscal year are expected to exceed the limitations provided for in this paragraph 7. For purposes of computing the excess, if any, over the most restrictive applicable expense limitation, the value of the Fund's net assets shall be computed in the manner specified in the last sentence of paragraph 6, and any reimbursements required to be made by the Adviser shall be made once a year promptly after the end of the Company's fiscal year.

             8. This contract shall become effective on its execution date and shall thereafter continue in effect, provided that this contract shall continue in effect for a period of more than two years from the date hereof only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the Act) or by the Company's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose, of a majority of the Company's directors who are not parties to this contract or "interested persons" (as defined in the Act) of any such party. This contract may be terminated at any time by the Company, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities (as defined in the Act) or by a vote of a majority of the Company's entire Board of Directors on 60 days' written notice to the Adviser or by the Adviser on 60 days' written notice to the Company. This contract shall terminate automatically in the event of its assignment (as defined in the Act).

             9. Except to the extent necessary to perform the Adviser's obligations under this contract, nothing herein shall be deemed to limit or restrict the right of the Adviser, or any affiliate of the Adviser, or any employee of the Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

             10. This contract shall be governed by and construed in accordance with the laws of the State of California.


             If the foregoing correctly sets forth the agreement between the Company and the Adviser, please so indicate by signing and returning to the Company the enclosed copy hereof.

                                         Very truly yours,

                                         STAGECOACH INC.,
                                         on behalf of
                                         the Money Market Fund



                                         By:______________________________

                                         Name:____________________________

                                         Title:___________________________

ACCEPTED as of the date
set forth above:

BZW GLOBAL INVESTORS


By:__________________________

Name:________________________

Title:_______________________




By:__________________________

Name:________________________

Title:_______________________

                                  APPENDIX J


                         FORM OF SUB-ADVISORY CONTRACT

                               Money Market Fund

                                 a portfolio of


                                STAGECOACH INC.


                               111 Center Street
                          Little Rock, Arkansas  72201


                                                       December __, 1995

Wells Fargo Bank, N.A.
420 Montgomery Street
San Francisco, California  94163

Dear Sirs:


             This will confirm the agreement by and among BZW Global Investors (the "Adviser"), Stagecoach Inc. (the "Company"), on behalf of the Money Market Fund (the "Fund"), and Wells Fargo Bank, N.A. (the "Sub-Adviser") as follows:


             1. The Company is a registered open-end management investment company currently consisting of fourteen investment portfolios, but which may from time to time consist of a greater or lesser number of investment portfolios. The Company proposes to engage in the business of investing and reinvesting the assets of the Fund in the manner and in accordance with the investment objective and restrictions specified in the Company's currently effective Registration Statement, as amended from time to time (the "Registration Statement"), filed by the Company under the Investment Company Act of 1940 (the "Act") and the Securities Act of 1933. Copies of the Registration Statement have been furnished to the Sub-Adviser. Any amendments to the Registration Statement shall be furnished to the Sub-Adviser promptly.


             2. The Company has engaged the Adviser to manage the investing and reinvesting of the assets of the Fund and to provide the advisory services specified in the Investment Advisory Contract, of even date herewith, subject to the overall supervision of the Board of Directors of the Company. Pursuant to an administration agreement between the Company and an administrator (the "Administrator") on behalf of the Fund, the Company has engaged the Administrator to provide the administrative services specified therein.


             3. (a) The Adviser hereby employs the Sub-Adviser to perform for the Fund certain advisory services and the Sub-Adviser hereby accepts such employment. The Adviser shall retain the authority to establish and modify from time to time the investment strategies and approaches to be followed by the Sub-Adviser, subject, in all respects, to the supervision and direction of the Company's Board of Directors and subject to compliance with the investment objective, policies and restrictions set forth in the Registration Statement.


                    (b) Subject to the overall supervision and control of the Adviser and the Company, the Sub-Adviser shall be responsible for investing and reinvesting the Fund's assets consistent with the investment strategies and approaches referenced in subparagraph (a), above. In this regard, the Sub-Adviser, in accordance with the investment objective, policies and restrictions set forth in the Registration Statement, the Act and the provisions of the Internal Revenue Code of 1986 relating to regulated investment companies, shall be responsible for furnishing to the Master Series investment guidance and policy direction in connection with the daily portfolio management of the Master Series and shall furnish to the Adviser periodic reports on the investment activity and performance of the Fund, and such additional reports and information as the Adviser and the Company's Board of Directors and officers shall reasonably request.

                    (c) The Sub-Adviser shall, at its expense, employ or associate with itself such persons as the Sub-Adviser believes appropriate to assist it in performing its obligations under this contract.


             4. The Adviser shall be responsible for the Sub-Adviser's fees for its services hereunder. The Sub-Adviser agrees that it shall have no claim against the Company or the Fund respecting compensation under this contract. In consideration of the services to be rendered by the Sub-Adviser under this contract, the Adviser shall pay the Sub-Adviser a fee on the first business day of each calendar month, at the annual rate of ___% of the average daily value (as determined on each day that such value is determined for the Fund at the time set forth in the Registration Statement for determining net asset value per share) of the Fund's net assets for the preceding month. If the fee payable to the Sub-Adviser pursuant to this Paragraph 4 begins to accrue on a day after the first day of any month or if this contract terminates before the end of any month, the fee for the period from the effective date to the end of the month or from the beginning of that month to the termination date, shall be prorated according to the proportion that such period bears to the full month in which the effectiveness or termination occurs. For purposes of calculating the monthly fee, the value of the Fund's net assets shall be computed in the manner specified in the Registration Statement and the Company's Restated Article of Incorporation for the computation of the value of the Fund's net assets in connection with the determination of the net asset value of Fund shares.


             5. The Sub-Adviser shall give the Company the benefit of the Sub-Adviser's best judgment and efforts in rendering services under this contract. As consideration and as an inducement to the Sub-Adviser's undertaking to render these services, the Company and the Adviser agree that the Sub-Adviser shall not be liable under this contract for any mistake in judgment or in any other event whatsoever except for lack of good faith, provided that nothing in this contract shall be deemed to protect or purport to protect the Sub-Adviser against any liability to the Adviser, the Company or its shareholders to which the Sub-Adviser would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of the

Sub-Adviser's duties under this contract or by reason of reckless disregard of its obligations and duties hereunder.


             6. This contract shall become effective as of its execution date and shall thereafter continue in effect, provided that this contract shall continue in effect for a period of more than two years from the date hereof only so long as the continuance is specifically approved at least annually (a) by the vote of a majority of the Fund's outstanding voting securities (as defined in the Act) or by the Company's Board of Directors and (b) by the vote, cast in person at a meeting called for the purpose of continuing this Sub-Advisory Contract, of a majority of the Company's directors who are not parties to this contract or "interested persons" (as defined in the Act) of any such party. This contract may be terminated at any time by the Company, without the payment of any penalty, by a vote of a majority of the Fund's outstanding voting securities (as defined in the Act) or by a vote of a majority of the Company's entire Board of Directors, on 60 days' written notice to the Sub-Adviser or by the Sub-Adviser, on 60 days' written notice to the Adviser and the Company. This contract shall terminate automatically in the event of its assignment (as defined in the Act).


             7. Except to the extent necessary to perform the Sub-Adviser's obligations under this contract, nothing herein shall be deemed to limit or restrict the right of the Sub-Adviser, or any affiliate of the Sub-Adviser, or any employee of the Sub-Adviser, to engage in any other business or to devote time and attention to the management or other aspects of any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.


             8. The Sub-Adviser and the Company each agree that the word "Stagecoach", which comprises a component of the Company's name, is a property right of the parent of the Adviser. The Company and the Sub-Adviser agree and consent that the use of such word is subject to the provisions set forth in the Investment Advisory Contract between the Adviser and the Company.


             9. This contract shall be governed by and construed in accordance with the laws of the State of California.

             If the foregoing correctly sets forth the agreement between the Company and the Sub-Adviser, please so indicate by signing and returning to the Company the enclosed copy hereof.

                                     Very truly yours,

                                     BZW GLOBAL INVESTORS


                                     By:__________________________

                                     Name:________________________

                                     Title:_______________________


                                     By:__________________________

                                     Name:________________________

                                     Title:_______________________


ACCEPTED as of the date
set forth above:

STAGECOACH INC.,
on behalf of  the Money Market Fund


By:______________________________

Name:____________________________

Title:___________________________

WELLS FARGO BANK, N.A.


By:______________________________

Name:____________________________

Title:___________________________


By:______________________________

Name:____________________________

Title:___________________________

                             FORM OF PROXY BALLOT

                           [ASSET ALLOCATION FUND]
                              [BOND INDEX FUND]
                             [S&P 500 STOCK FUND]
                       [U.S. TREASURY ALLOCATION FUND]
                             [GROWTH STOCK FUND]
                        [SHORT-INTERMEDIATE TERM FUND]
                             [MONEY MARKET FUND]


                       SPECIAL MEETING OF SHAREHOLDERS ON
                                DECEMBER 5, 1995

                           THIS PROXY IS SOLICITED ON
                        BEHALF OF THE BOARD OF DIRECTORS
                               OF STAGECOACH INC.


             The undersigned hereby appoints Richard H. Blank, Jr., Ann Bonsteel and Michael W. Nolte (the "Proxy Agents"), and each of them, attorneys and Proxy Agents of the undersigned, with power of substitution and resubstitution, to attend, vote and act for the undersigned at the Special Meeting of Shareholders, and at any adjournment(s) thereof, of the Asset Allocation Fund, Bond Index Fund, S&P 500 Stock Fund, U.S. Treasury Allocation Fund, Growth Stock Fund, Short-Intermediate Term Fund and Money Market Fund (each, a "Fund" and collectively, the "Funds") of Stagecoach Inc. (the "Company") to be held at the Company's principal executive offices, 111 Center Street, Little Rock, Arkansas 72201, beginning at 11:00 a.m. (Central time) on Tuesday, December 5, 1995, and any adjournment(s) thereof. The Proxy Agents shall cast votes according to the number of shares of the Fund that the undersigned may be entitled to vote with respect to the proposals set forth below, in accordance with the instructions indicated, if any, and shall have all the powers that the undersigned would possess if personally present. The undersigned hereby revokes any prior proxy to vote at such meeting and hereby ratifies and confirms all that said Proxy Agents, or any of them, may lawfully do by virtue hereof or thereof.



THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF SPECIAL MEETING OF SHAREHOLDERS OF THE FUND AND THE PROXY STATEMENT, DATED NOVEMBER 2, 1995.



PLEASE USE THIS PROXY BALLOT TO VOTE ONLY SHARES OF THE FUND LISTED ABOVE. IF YOU HOLD SHARES OF ADDITIONAL FUNDS, YOU SHOULD HAVE RECEIVED ADDITIONAL PROXY BALLOTS FOR THESE FUNDS. PLEASE CALL SHAREHOLDER COMMUNICATIONS CORP. ("SCC")IF YOU NEED ADDITIONAL PROXY BALLOTS.



FOR YOUR CONVENIENCE, YOU MAY VOTE BY CALLING SCC TOLL-FREE AT
1-800-733-8481, EXT. 460 FROM 6:00 A.M. TO 8:00 P.M. PACIFIC TIME.
YOU MAY ALSO VOTE BY FAXING THE PROXY BALLOT TO SHAREHOLDER
COMMUNICATIONS CORP. AT 1-800-733-1885. A CONFIRMATION OF YOUR TELEPHONE OR TELEFACSIMILE VOTE WILL BE MAILED TO YOU.



1. SHAREHOLDERS OF THE ASSET ALLOCATION FUND, BOND INDEX FUND, S&P 500 STOCK FUND AND U.S. TREASURY ALLOCATION FUND.

             A. Approval to authorize the Company to vote your Fund's interests in the corresponding Master Portfolio of Master Investment Portfolio ("MIP") to approve a new Investment Advisory Contract between MIP, on behalf of such Master Portfolio, and BZW Global Investors, as investment adviser.

                    / /   FOR              / /   AGAINST          / /  ABSTAIN



2.    SHAREHOLDERS OF THE GROWTH STOCK FUND AND THE SHORT-INTERMEDIATE TERM
      FUND.


             A. Approval to authorize the Company to vote your Fund's interests in the corresponding Master Portfolio of MSIT to approve a new Investment Advisory Contract between MSIT, on behalf of such Master Portfolio, and BZW Global Investors, as adviser.

                    / /   FOR              / /   AGAINST          / /  ABSTAIN



             B. Approval to authorize the Company to vote each Fund's interests in the corresponding Master Portfolio of MSIT to approve a new Sub-Advisory Contract for MSIT, on behalf of such Master Portfolio, with BZW Global Investors, as adviser, and Wells Fargo Bank, N.A., as sub-adviser.

                    / /   FOR              / /   AGAINST          / /  ABSTAIN

3.     SHAREHOLDERS OF THE MONEY MARKET FUND.

             A. Approval of a new Investment Advisory Contract between the Company, on behalf of the Fund, and BZW Global Investors, as adviser.

                    / /   FOR              / /   AGAINST          / /  ABSTAIN


             B. Approval of a Sub-Advisory Contract for the Company, on behalf of the Fund, with BZW Global Investors, as adviser, and Wells Fargo Bank, N.A., as sub-adviser.

                    / /   FOR              / /   AGAINST          / /  ABSTAIN


             THESE PROPOSALS AND ANY OTHER MATTERS THAT ARE PROPERLY RAISED BEFORE, OR ARE INCIDENT TO THE CONDUCT, OF THE SPECIAL MEETING, MAY BE CONSIDERED AT THE SPECIAL MEETING OR ANY ADJOURNMENT(S) THEREOF, INCLUDING ANY ADJOURNMENT(S) NECESSARY TO OBTAIN REQUISITE QUORUMS AND/OR APPROVALS.



BY SIGNING AND DATING THE LOWER PORTION OF THIS BALLOT, YOU AUTHORIZE THE PROXY AGENTS TO VOTE ON THE PROPOSALS AS MARKED OR, IF NOT MARKED, TO VOTE "FOR" THE PROPOSALS, AND TO USE THEIR DISCRETION TO VOTE ANY OTHER MATTER AS MAY PROPERLY COME BEFORE, OR ARE INCIDENT TO, THE SPECIAL MEETING. WHETHER OR NOT YOU INTEND TO ATTEND THE SPECIAL MEETING IN PERSON, PLEASE COMPLETE, DETACH AND MAIL THE LOWER PORTION OF THIS BALLOT AT ONCE IN THE ENCLOSED POSTAGE PAID ENVELOPE.

             Please sign below exactly as your name(s) appear(s) hereon. Corporate proxies must be signed in full corporate name by an authorized officer. Where shares are registered with joint owners, all joint owners should consider their individual circumstances to determine whether one or all owners must sign. Fiduciaries must give full titles as such. Proxy Ballots signed or telephoned by one owner will be presumed to be valid absent prior written notification to the Company that more than one owner is required for valid execution.



___________________________________   ____________________________________
SIGNATURE                             SIGNATURE
                                      (Joint Owner)


_______________________________,1995  ________________________________, 1995
          (Please date)                         (Please date)

                                STAGECOACH INC.
                               111 CENTER STREET
                          LITTLE ROCK, ARKANSAS  72201

--------------------------------------------------------------------------------
                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                             ASSET ALLOCATION FUND
                                BOND INDEX FUND
                               S&P 500 STOCK FUND
                         U.S. TREASURY ALLOCATION FUND
                               GROWTH STOCK FUND
                          SHORT-INTERMEDIATE TERM FUND
                               MONEY MARKET FUND

                         TO BE HELD ON DECEMBER 5, 1995
--------------------------------------------------------------------------------

To the Shareholders of the ASSET ALLOCATION, BOND INDEX, S&P 500 STOCK, U.S. TREASURY ALLOCATION, GROWTH STOCK, SHORT-INTERMEDIATE TERM and MONEY MARKET FUNDS (each, a "Fund" and collectively, the "Funds") of Stagecoach Inc. (the "Company"):


             PLEASE TAKE NOTE that a SPECIAL MEETING OF SHAREHOLDERS (the "Special Meeting") of the Funds will be held on December 5, 1995, at 11:00 a.m. (Central time) at the Company's principal executive office, 111 Center Street, Little Rock, Arkansas 72201. Each of the Funds, other than the Money Market Fund (the "Non-Money Market Funds"), is a "feeder" fund in a master/feeder structure and invests substantially all its assets in a portfolio (a "Master Portfolio") of either Master Investment Portfolio ("MIP") or Managed Series Investment Trust ("MSIT") that bears a corresponding name and has a substantially identical investment objective.1 Due to certain pass-through voting procedures adopted by the Non-Money Market Funds, shareholders of each Non-Money Market Fund will be asked to authorize the Company to vote such Fund's interests in the corresponding Master Portfolio of MIP or MSIT to approve certain advisory arrangements for MIP and MSIT and certain sub-advisory arrangements for MSIT. The Money Market Fund is not part of a master/feeder structure and shareholders of such Fund will vote directly on whether to approve the new advisory and sub-advisory contracts described below.


             THE SPECIAL MEETING OF SHAREHOLDERS IS BEING CALLED FOR THE FOLLOWING PURPOSES:





__________________________________


(1) The Asset Allocation, Bond Index, S&P 500 Stock and U.S. Treasury Allocation Funds each invests substantially all of its assets in the Asset Allocation, Bond Index, S&P 500 Index and U.S. Treasury Allocation Master Portfolios, respectively, of MIP. The Growth Stock Fund and Short-Intermediate Term Fund each invests substantially all of its assets in the Growth Stock Master Portfolio and Short-Intermediate Term Master Portfolio, respectively, of MSIT.

             1. FOR SHAREHOLDERS OF THE ASSET ALLOCATION, BOND INDEX, S&P 500 STOCK AND U.S. TREASURY ALLOCATION FUNDS.

                    A. To authorize the Company to vote each Fund's interests in the corresponding Master Portfolio of MIP to approve a new Investment Advisory Contract (a form of which appears as Appendix F to the accompanying Proxy Statement) between MIP, on behalf of such Master Portfolio, and BZW Global
                           Investors, as adviser.

             2.     FOR SHAREHOLDERS OF THE GROWTH STOCK FUND AND
                    SHORT-INTERMEDIATE TERM FUND.

                    A. To authorize the Company to vote each Fund's interest's in the corresponding Master Portfolio of MSIT to approve a new Investment Advisory Contract (a form of which appears as Appendix G to the accompanying Proxy Statement) between MSIT, on behalf of such Master Portfolio, and BZW Global Investors, as adviser; and

                    B. To authorize the Company to vote each Funds interest's in the corresponding Master Portfolio of MSIT to approve a new Sub-Advisory Contract (a form of which appears as Appendix H to the accompanying Proxy Statement) for MSIT, on behalf of such Master Portfolio, with BZW Global Investors, as adviser, and Wells Fargo Bank, N.A. ("Wells Fargo Bank"), as sub-adviser.

             3.     FOR SHAREHOLDERS OF THE MONEY MARKET FUND.

                    A. To consider and approve a new Investment Advisory Contract (a form of which appears as Appendix I to the accompanying Proxy Statement) between the Company, on behalf of such Fund, and BZW Global Investors, as adviser; and

                    B. To consider and approve a new Sub-Advisory Contract (a form of which appears as Appendix J to the accompanying Proxy Statement) for the Company, on behalf of such Fund, with BZW Global Investors, as adviser, and Wells Fargo Bank, as sub-adviser.


             These proposals and any other matters that are properly raised before, or are incident to the conduct, of the Special Meeting, may be considered either at the Special Meeting or any adjournment(s) thereof, including any adjournment(s) necessary to obtain requisite quorums and/or approvals.


      YOUR BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

             The Board of Directors of the Company has fixed the close of business on October 11, 1995 as the record date for the determination of Fund shareholders entitled to receive notice of and to vote at the Special Meeting or any adjournment(s) thereof. The enclosed Proxy Statement contains further information regarding the Special Meeting and the proposals to be considered.





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



YOUR PROXY IS VERY IMPORTANT TO US. SIGNED BUT UNMARKED PROXY BALLOTS WILL BE COUNTED IN DETERMINING WHETHER A QUORUM IS PRESENT AND (EXCEPT FOR BROKER "NON-VOTES" AS DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT) WILL BE VOTED IN FAVOR OF EACH OF THE PROPOSALS, AND, IN THE DISCRETION OF THE PROXY AGENTS AS TO OTHER MATTERS THAT MAY COME PROPERLY BEFORE, OR ON MATTERS INCIDENT TO THE CONDUCT OF, THE SPECIAL MEETING. If you own shares in more than one Fund, more than one Proxy Ballot accompanies this Notice and Proxy Statement. Whether or not you intend to attend the Special Meeting in person, you may vote in any one of the following three ways:


             1. Mark, sign, date and return the enclosed Proxy Ballot in the enclosed postage-paid envelope; or

             2. Vote by telephone by calling Shareholder Communications Corp. ("SCC") toll-free at 1-800-733-8481, Ext. 460 from
                    6:00 a.m. to 8:00 p.m. (Pacific time) (a confirmation of your telephone vote will be mailed to you); or

             3. Mark, sign, date and fax the enclosed Proxy Ballot to SCC at 1-800-733-1885 (a confirmation of your telefacsimile vote will be mailed to you).

                                             By Order of the Board of Directors



                                             Richard H. Blank, Jr.
                                             Secretary


November 2, 1995




                  YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS
                     OF THE NUMBER OF SHARES THAT YOU OWN.
                         PLEASE VOTE BY MAIL, TELEPHONE
                         OR TELEFACSIMILE IMMEDIATELY.





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
                     IMPORTANT NOTICE:  PLEASE COMPLETE THE
          ENCLOSED PROXY BALLOT AND RETURN IT AS SOON AS POSSIBLE.

          FOR YOUR CONVENIENCE, YOU MAY VOTE BY CALLING SHAREHOLDER
                  COMMUNICATIONS CORP. ("SCC") TOLL-FREE AT
                 1-800-733-8481, EXT. 460 FROM 6:00 A.M. TO
                      8:00 P.M. PACIFIC TIME.  YOU MAY
                          ALSO VOTE BY FAXING YOUR
                   PROXY BALLOT TO SCC AT 1-800-733-1885.

              A CONFIRMATION OF YOUR TELEPHONE OR TELEFACSIMILE

                         VOTE WILL BE MAILED TO YOU.





                               STAGECOACH INC.
                              111 CENTER STREET
                        LITTLE ROCK, ARKANSAS  72201


                                        November 2, 1995


Dear Shareholder:

             We are pleased to invite you to a Special Meeting of Shareholders of the Asset Allocation, Bond Index, S&P 500 Stock, U.S. Treasury Allocation, Growth Stock, Short-Intermediate Term and Money Market Funds (each, a "Fund" and collectively, the "Funds") of Stagecoach Inc. (the "Company") to be held on Tuesday, December 5, 1995. The purpose of the Special Meeting is to seek shareholder approval of new investment advisory arrangements for all of the Funds.

             All of the Funds (other than the Money Market Fund) are "feeder" funds in a "master/feeder" structure, which means that each Fund pursues its investment objective by investing in a Portfolio (a "Master Portfolio") of Master Investment Portfolio ("MIP") or Managed Series Investment Trust ("MSIT") with an identical investment objective. The Money Market Fund does not operate through a master/feeder structure, which means that it invests directly in a portfolio of securities. Currently, Wells Fargo Bank, N.A. ("Wells Fargo Bank"), serves as investment adviser to each Master Portfolio and the Money Market Fund. Wells Fargo Nikko Investment Advisors ("WFNIA") currently serves as sub-adviser to each of the MIP Master Portfolios. The MSIT Master Portfolios and Money Market Fund do not currently have a sub-adviser.

             Subsidiaries of Wells Fargo Bank and The Nikko Securities Co., Ltd., a Japanese investment company ("Nikko"), each presently owns a fifty percent partnership interest in WFNIA. They have agreed to sell WFNIA, and Wells Fargo Bank has agreed to sell its MasterWorks Division, (the "Sale") to Barclays Bank PLC or certain of its affiliates (collectively "Barclays"). Barclays has indicated that it intends to reorganize WFNIA into an entity that will be named BZW Global Investors. Barclays has advised the Board of Directors of the Company that BZW Global Investors intends to continue operation with WFNIA's existing management, investment professionals and resources essentially intact and that no material changes to WFNIA's investment philosophy, policies or strategies are contemplated. Barclays and Wells Fargo Bank have also advised the Board of Directors that under the proposed investment advisory and sub-advisory contracts, BZW Global Investors and Wells Fargo Bank should be able to provide investment advisory services that are at least comparable to the services that WFNIA and Wells Fargo Bank currently provide to each Master Portfolio and the Money Market Fund.


             As a result of the Sale, and as explained more fully in the accompanying Proxy Statement, the Company believes new advisory and sub-advisory relationships would be beneficial to the Funds and the Master Portfolios. However, Wells Fargo Bank or its affiliates will continue to provide various services to the Company, MIP and MSIT and the Company's toll-free "800" customer service number will not change.


             The Special Meeting is being called to request Shareholder approval of each of the following specific proposals, each of which is contingent upon the consummation of the Sale:

             1. For shareholders of the ASSET ALLOCATION, BOND INDEX, S&P 500 STOCK and U.S. TREASURY ALLOCATION FUNDS, to authorize the Company to vote each Fund's interests in the corresponding Master Portfolio of MIP to approve new investment advisory contracts between MIP and BZW Global Investors, as adviser. The terms of the proposed advisory contracts are identical in all material respects to the terms of the existing investment advisory contracts with Wells Fargo Bank, and the level of advisory fees would be unchanged.

             2. For shareholders of the GROWTH STOCK and SHORT-INTERMEDIATE TERM FUNDS, to authorize the Company to vote each Fund's interests in the corresponding Master Portfolio of MSIT to:

                    A. Approve new investment advisory contracts between MSIT and BZW Global Investors, as adviser. The terms of the proposed advisory contracts are identical in all material respects to the terms of the existing investment advisory contracts with Wells Fargo Bank, and the level of advisory fees would be unchanged.


                    B. Approve new sub-advisory contracts for MSIT, on behalf of each of its Master Portfolios, with BZW Global Investors, as investment adviser, and Wells Fargo Bank, as sub-adviser. BZW Global Investors would be obligated to pay all sub-advisory fees owed to Wells Fargo Bank and the total level of fees paid for advisory services would be unchanged.


             3. For shareholders of the MONEY MARKET FUND, to consider and approve:

                    A. A new advisory contract between the Company, on behalf of such Fund, and BZW Global Investors, as adviser. The terms of the proposed advisory contract are identical in all material respects to the terms of the existing advisory contract with Wells Fargo Bank, and the level of fees would be unchanged.


                    B. A new sub-advisory contract for the Company, on behalf of such Fund, with BZW Global Investors, as adviser, and Wells Fargo Bank, as sub-adviser.
                           BZW Global Investors would be obligated to pay all sub-advisory fees owed to Wells Fargo Bank and the total level of fees paid by the Fund for advisory services would be unchanged.



THE COMPANY'S BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED THESE PROPOSALS AND RECOMMENDS THAT SHAREHOLDERS VOTE FOR THE PROPOSALS.

             The formal Notice of Special Meeting, a Proxy Statement and a Proxy Ballot are enclosed. If you own shares in more than one Fund, more than one Proxy Ballot accompanies these proxy materials. Whether or not you intend to attend the Special Meeting, you may vote by proxy in any of three ways:

             1. Mark, sign, date and return the enclosed Proxy Ballot in the enclosed postage-paid envelope; or

             2. Vote by telephone by calling SCC toll-free at 1-800-733-8481, Ext. 460 from 6:00 a.m. to 8:00 p.m.
                    (Pacific time) (a confirmation of your telephone vote will be mailed to you); or

             3. Mark, sign, date and fax the enclosed Proxy Ballot to SCC at 1-800-733-1885 (a confirmation of your telefacsimile vote will be mailed to you).


             Please return your Proxy Ballot or call or fax us so that your vote will be counted.


             YOUR VOTE IS VERY IMPORTANT TO US REGARDLESS OF THE NUMBER OF SHARES THAT YOU OWN. PLEASE VOTE BY RETURNING YOUR PROXY BALLOT TODAY, EITHER IN THE ENCLOSED POSTAGE-PAID ENVELOPE OR BY TELEFACSIMILE AT 1-800-733-1885, OR BY CALLING SCC TOLL-FREE AT 1-800-733-8481, EXT. 460.


             If you have any questions regarding the enclosed materials or the Special Meeting, please call the Company at 1-800-776-0179. We look forward to receiving your vote very soon.


                                                 Sincerely,



                                                 ______________________________
                                                 R. Greg Feltus
                                                 President and Chairman
                                                 of the Board




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